                                                                   EXHIBIT 10.46

                             AMENDED AND RESTATED
                     PRIVATE LABEL/DISTRIBUTION AGREEMENT


     THIS Amended and Restated Private Label/Distribution Agreement ("Agreement") is made and executed this 19th day of February and effective as of the 20th day of December, 1996 ("Effective Date"), between Memry Corporation, a Delaware corporation with its principal place of business at 57 Commerce Drive, Brookfield, Connecticut 06804 ("Seller"), and the Electronics Division of Raychem Corporation, a Delaware corporation with its principal place of business at 300 Constitution Drive, Menlo Park, California 94025-1164 ("Buyer").

     WHEREAS, Seller and Buyer are party to an Amended and Restated Asset Purchase Agreement, dated as of May 10, 1996, as amended by that certain Amendment No. 1 dated June 28, 1996, that certain Amendment No. 2 dated as of August 11, 1996, and by that certain Amendment No. 3 of even date herewith (as so amended, the "Purchase Agreement"), pursuant to which Seller acquired certain assets (including machinery and equipment, inventory, trade secrets and other intellectual property) previously used by Buyer to produce nickel titanium components sold by Buyer; and

     WHEREAS, Buyer, principally through its Electronics Division, markets and sells nickel titanium components, heretofore manufactured by Buyer, to its customers throughout the world; and

     WHEREAS, Buyer desires to secure for itself an uninterrupted source of nickel titanium products from Seller subsequent to the execution and delivery hereof, and Seller desires to be Buyer's exclusive supplier of such products, both upon the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the premises, the agreements, covenants and conditions herein contained, it is agreed as follows:

I.   DEFINITIONS
     -----------

     For the purposes of this Agreement, the following terms shall have the following respective meanings:

     "Business Day" means a day on which banks are not required or authorized to be closed in either the State of California or the State of Connecticut.

     "Confidential Information" means any information or data disclosed pursuant to this Agreement; provided, however, that information and data shall not be deemed to be Confidential Information unless disclosed in writing and clearly marked "confidential" or "proprietary" or, if disclosed orally, reduced to writing and clearly marked "confidential" or "proprietary" and delivered to the other party in such written and marked form within thirty (30) days immediately following its oral disclosure; and further provided, that information and data shall not be deemed to be Confidential Information if:

          (a) it is available to the public at the time of disclosure to the receiving party, or thereafter becomes available to the public through no fault of the receiving party, but in such event only as of such later date;

          (b) it is independently made available to the receiving party by a third party without restrictions on disclosure; or

          (c) it is known to the receiving party before disclosure to the receiving party by the disclosing party or developed by the receiving party without reference to any Confidential Information of the disclosing party.

     Customer lists and specifications of Buyer shall, subject to the exceptions in clauses (a) through (c) above, be deemed "Confidential Information" under this Agreement.

     "Excluded Customers" shall mean Bausch & Lomb, United States Surgical Corporation, any successors to the businesses of any of the foregoing, and any other actual or potential customer to the extent (and only to the extent) that such customer uses Products for implant applications.

     "Field of Use" shall mean the following worldwide fields of use anywhere in the world:

               (a)  Sealing and fastening devices and components.

               (b)  Mechanical protection devices and components.

               (c) Actuators and actuating devices and components including mechanical, electrical, and hydraulic components, except if and to the extent that any such device has been developed by Memry (i.e., existing fluid and vapor valves, as well as later generation and derivative fluid and vapor valves) prior to the effective date hereof.

               (d) Any component or device used in any of the 6 levels of electrical and electronic assemblies as set forth in Exhibit
                                                                         -------
                    H.
                    -

               (e) Noise and vibration dampening devices and components, except with respect to sporting and leisure goods.

               (f)  Medical and dental devices and components.

               (g) Fluid (gas, liquid, slurry and dry powder) fittings and couplings.

               (h)  Electrical interconnection devices and components.

               (i)  Any application in any of the following  industries:

                    1.   Automotive
                    2.   Aerospace
                    3.   Marine
                    4.   Military Ground Systems
                    5.   Rail and Mass Transit
                    6.   Commercial Electronics
                    7.   Industrial Electronics

     "GAAP" means United States generally accepted accounting principles as in effect on the date hereof, applied on a basis consistent with the preparation of Buyer's historical financial statements.

     "Inventions" means all discoveries, know-how, inventions, developments and improvements, whether patentable or not.

     "License Agreement" means the License Agreement of even date herewith between Buyer and Seller.

     "Net Sales" means gross sales of the Products (other than Products manufactured by Seller or its assignees or successors in interest) billed and shipped by or on behalf of Buyer and its subsidiaries, less competitive discounts actually allowed (other than advertising allowances or fees or commissions to salesmen or sales representatives), and returns, and shall not include billed taxes and customs duties paid by Buyer, freight and transit insurance or any sale to Buyer's employees for any reason other than resale or distribution. If a Licensed Product constitutes a component of a larger product, then the gross sales from the sale of the larger product shall be allocated across its component parts in proportion to their separate purchase prices (as evidenced by recent third party sales), and if no such separate purchase prices exist, then in proportion to their relative manufacturing costs. Net Sales shall not include sales between the parties hereto, sales by independent distributors, or sales between Buyer and its subsidiaries. Notwithstanding the above, royalties shall be paid on all net sales of Products recorded as sales by Buyer and its subsidiaries under GAAP in their consolidated audited financial statements.

     "Permitted Customers" shall mean all actual and potential customers for the Products in the Field of Use, excluding only the Excluded Customers.

     "Products" shall mean (i) Nickel Titanium Products listed on Exhibit A-1 hereto and (ii) Titanium Products listed on

Exhibit A-2 hereto. Products listed on Exhibit A-1 or A-2 shall meet the specifications identified in Exhibit B. Products shall not include Tinel-
                             ---------
Lock(R) Products, which are covered by a separate agreement between the parties.

     "Nickel Titanium Products" shall mean nickel titanium products currently being manufactured, sold and/or used by Buyer specifically set forth on Exhibit A-1 hereto, as well as any other similar and/or derivative nickel titanium products that (i) meet mutually agreed upon criteria for ongoing business, or
(ii) Buyer and Seller hereafter mutually agree should become Nickel Titanium Products under this Agreement, or (iii) are developed or manufactured by or for Seller for the Field of Use; or (iv) are jointly developed by Buyer and Seller for the Field of Use.

     "Tinel-Lock(R) Products" shall mean products using any nickel titanium alloy for the termination of electrical/electronic braid in connector or interconnect applications. Although this is typically a ring of Alloy `X' (heat-to-shrink) used to compress an overall cable shield onto a connector adapter, other covered applications include, without limitation:

          (a) wire, braid strap and other electrical grounding methods;

          (b) metallic or non-metallic braid and straps used for mechanical attachment of electrical/electronic or fiber optic cables and interconnection.

     "Tinel-Lock Supply Agreement" shall mean the Amended and Restated Tinel-Lock Supply Agreement between the parties dated of even date herewith.

     "Titanium Products" shall mean products made almost entirely of Titanium and containing no Nickel which (a) Buyer and Seller hereafter mutually agree should become Products under this Agreement (and which will be listed on Exhibit A-2 hereto at the time of the agreement), or (b) are developed or manufactured by or for Seller for the Field of Use; or (c) are jointly developed by Buyer and Seller for the Field of Use.

     Various other defined terms used herein are defined throughout this Agreement.

II.  PURCHASE AND SALE
     -----------------

     A.   Purchase and Sale.  Subject to and in accordance with the terms and
          -----------------
conditions hereof, Seller shall sell to Buyer the Products identified on Exhibit
                                                                         -------
A hereto from time to time.  Except as specifically set forth herein, during the
-
term of this Agreement, the Buyer shall purchase its entire requirements for Products, whether for direct sale to third parties or for use by Buyer as components for products being manufactured and sold by Buyer, from Seller, and shall not manufacture Products for its own use, or purchase Products from any other third party. Additional products that become Products will be added to Exhibit A from time to time by the execution by both Product Managers defined in Section VI. below of a completed New Product Amendment in substantially the form attached as Exhibit J hereto.

     B.   Specifications.  The Products shall meet the specifications identified
          --------------
in Exhibit B hereto.  The Product Managers defined in Section VI. below shall be
   ---------
responsible for amending Exhibit B by mutual consent from time to time as
                         ---------
required to reflect agreed upon specifications or to add or delete specifications as Products are added to or deleted from Exhibit A.

     C.   Resale.  Subject to the terms hereof, Buyer may resell the Nickel
          ------
Titanium Products under Buyer's own trade names using Buyer's trade literature and/or all or portion of Seller's literature, except Seller's trade name or trademarks. Subject to the terms hereof, Buyer shall resell the Titanium Products only under Buyer's trade names, but in conjunction with Seller's trademarks.

     D.   Commitments of Seller.  Seller hereby agrees to conduct its business
          ---------------------
and act in a manner as if the Seller were the named party therein in those agreements of Buyer listed on Exhibit I (except that Seller shall not be responsible for Buyer's conduct).

III. EXCLUSIVITY
     -----------

     A.   Exclusivity.  Buyer shall be the exclusive seller or distributor in
          -----------
the Field of Use to Permitted Customers for Products during the term hereof. Seller shall not market or sell Products or products similar to Products to any Permitted Customer in the Field of Use either directly or indirectly through OEMs, representatives, distributors or other third parties, other than Buyer during the term hereof. Notwithstanding the two preceding sentences, however, Seller may directly sell Products or other products similar to Products to Permitted Customers in the Field of Use (i) until June 28, 1997, to any customer who was an existing customer of Seller as of June 28, 1996 (a list of such customers is attached as Exhibit G hereto); provided, however, that this clause
(i) only allows Seller to sell to any such customer during such period products that have previously been sold to such customer by Seller prior to June 30, 1996, or (ii) if, prior to its commercialization, a particular product is being sold by Seller to a customer under a research and/or development project.

IV.  BUYER'S SALES EFFORTS
     ---------------------

     A.   During the term hereof Buyer shall:

          1. continuously use reasonable efforts to promote the sale of the Products at its own cost, through advertisement and through distribution of literature, pamphlets, catalogs, samples and other merchandising aids, and maintain customer relations with Permitted Customers in the Field of Use, and to refrain from acts that could reasonably be expected to be detrimental to the interests of the Seller;

          2. maintain at all times and at its own cost (i) a sales organization which Buyer determines, in its reasonable discretion, is capable of promoting and selling the Products to Permitted Customers within the Field of Use, and (ii) an inventory of Products in such amounts as it determines, in its reasonable discretion, to be sufficient to supply its customers with Products with reasonable promptness;

          3. maintain product liability insurance for any products incorporating the Products in an amount that is usual and customary for Buyer's business;

          4. assuming Seller provides all requisite information to Buyer, comply with all applicable laws and regulations, relating to the storage, packaging and sale of the Products; and

          5. not knowingly sell or distribute the Products to Excluded Customers, and shall not knowingly sell such Products to Permitted Customers for sale or transportation to Excluded Customers, nor sell such Products to a third party after the Seller has notified the Buyer that such third party is reselling such Products to Excluded Customers.

V.   MANUFACTURING COST.
     ------------------

     A. Seller shall make reasonable commercial efforts to reduce prices to Buyer by continuously seeking lower raw material costs and improving its processes and efficiencies to reduce manufacturing costs while maintaining quality levels acceptable to Buyer and while meeting all of the terms and conditions of this Agreement.

VI.  PRODUCT MANAGERS
     ----------------

     A. During the term of this Agreement, the parties shall each designate one (1) Product Manager who shall be responsible for managing the relationship between Seller and Buyer ("Product Manager"). The Product Managers shall confer on a regular basis.

VII. TERMS AND CONDITIONS
     --------------------

     A.   Purchase Orders.  Buyer shall purchase Products by submitting to
          ---------------
Seller purchase orders for specific Products. Purchase orders shall specify the type and quantity of Products to be purchased, the price, the delivery date, the purchase order number, and test report and certification requirements. Purchase orders shall be deemed accepted by Seller three Business Days after receipt, unless Seller notifies Buyer within said period that it is rejecting such purchase order in accordance with

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Section VII.D.1. below.  Buyer and Seller each hereby covenants and agrees to monitor the rate of placement of purchase orders pursuant to this Agreement. Buyer agrees to notify Seller promptly if it appears that insufficient purchase orders will be placed during the Current Quarter (as defined in Section VII.D.2.) to satisfy Buyer's ordering obligations as set forth in Section VII.D.2. hereof. Seller agrees to notify Buyer, within the first ten days of the start of the third month of any quarter, as to the aggregate amount of purchase orders placed by Buyer hereunder during the first two months of such quarter, or placed prior to such quarter but creditable against Buyer's order commitment for such quarter.

     B.   Pricing.
          -------

          1.   The initial purchase price for each Product listed on Exhibit A-1
                                                                     -----------
hereto is set forth opposite the description of such Product on said Exhibit A-
                                                                     ---------
1, and is intended to be the price for such Product for the period commencing on the date hereof and continuing through June 30, 1997. Thereafter, the parties shall amend the purchase price for each Product effective as of every July 1 during the term hereof. New Products added to Exhibit A from time to time,
                                               ---------
whether to Exhibit A-1 or A-2, will be priced at a mutually agreed upon price for such Products through the period ending on the immediately subsequent June
30. [NOTE: REMAINING TWO SENTENCES OF THIS PARAGRAPH OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED]

          2. In the event the parties cannot agree as to new pricing as of June 1 of each year, the parties shall mutually agree on an individual, not affiliated with either party, who shall make a final decision regarding pricing (in accordance with the basis set forth in this Section VII.B.) by June 15 of each year.

     C.   Rolling Forecasts.
          -----------------

          1. For each of the quarters constituting the four (4) quarter period ended June 30, 1997, Buyer shall order Products the aggregate purchase price for which, when combined with the aggregate purchase price of products ordered pursuant to the Tinel-Lock Supply Agreement, equals or exceeds the aggregate dollar figure set forth for such quarter on Exhibit C hereto (such amounts the "Initial Commitment").

          2. Every calendar quarter during the term hereof, at least one (1) full month prior to the commencement thereof, Buyer shall submit to Seller its good-faith estimated requirements for total dollar volume to be ordered pursuant to this Agreement for each of the next six (6) calendar quarters ("Buyer's Forecast"). The Buyer's Forecast may be combined with forecasts to be delivered pursuant to the Tinel-Lock Supply Agreement. Except as set forth in Section VII.D.2. hereof, forecasts required by the

Tinel-Lock Supply Agreement ("Tinel-Lock Forecasts") but delivered with the Buyer's Forecast shall not be governed by this Agreement, but shall for all purposes be governed by the Tinel Lock Supply Agreement. Buyer's Product Manager will make commercially reasonable efforts to make non-binding forecasts on a Product by Product basis. Buyer and Seller shall each review Buyer's Forecast to assess whether it would require an unreasonable spike in capacity (i.e., ramp-ups from one quarter to the next or from the forecast for such quarter from one Buyer's Forecast to the next) in which event the Buyer and the Seller shall agree upon a mutually acceptable alternative Buyer's Forecast. Ramp-ups of up to 25% per quarter in all events shall be deemed reasonable.

     D.   Security Stock; Minimum Take Requirements.
          -----------------------------------------

          1. Seller covenants and agrees for every month during the term hereof to have available for immediate delivery to Buyer, raw material and manufacturing capacity sufficient to supply Buyer with an amount of Products equivalent to 40% of the amount forecasted to be ordered in Buyer's Forecast for the quarter, except if and to the extent that changes in Product mix materially increase the amount of manufacturing capacity necessary to process a given volume of raw material. Seller shall only have the right and ability to reject purchase orders for which it is not required to have sufficient raw material and manufacturing capacity.

          2. Buyer covenants and agrees for every calendar quarter during the term hereof beginning with the quarter commencing July 1, 1997 to order from Seller during such quarter (for purposes of this subsection, such quarter the "Current Quarter") Products with an aggregate purchase price equal to the greater of (i) Eighty-Five percent (85%) of the Buyer's Forecast in dollar volume projected to be ordered during the Current Quarter in the Buyer's Forecast, which forecast shall be delivered not later than one (1) full month prior to the commencement of the Current Quarter; or (ii) a number which, when added to the aggregate purchase price of any products ordered pursuant to the Tinel-Lock Supply Agreement ("Tinel-Lock Products") for the Current Quarter, is not less than Sixty-Five percent (65%) of the aggregate purchase price for all Products and Tinel-Lock Products (such combined aggregate purchase price the "Combined Purchase Projection") projected to be ordered in such quarter by the Buyer's Forecast and the corresponding forecast under the Tinel-Lock Agreement (together the "Forecasts") that were delivered not later than four (4) months prior to the commencement of the Current Quarter; or (iii) a number which, when added to the aggregate purchase price of Tinel-Lock Products for the Current Quarter, is not less than twenty-five percent (25%) of the Combined Purchase Projection projected to be ordered in the Current Quarter by the Forecasts that were delivered not later than seven (7) months prior to the commencement of the Current Quarter. In the event Buyer fails to place orders during the Current Quarter as described above, Buyer shall pay to Seller the difference between the amount of Product so ordered and the amount of Product Buyer was required to order pursuant to this Section VII.D.2. In the event Buyer places an order that Seller is unable to fill because Seller is unable to meet the technical specifications for such order, and Products are available in the marketplace that meet such specifications, such order will be treated as having been placed by Buyer during the quarter Buyer attempted to place such order at the price then prevailing in the marketplace for comparable products meeting such specifications. For purposes of clarification, an example of Buyer's order commitment pursuant to this
Section VII.D.2. is set forth as Exhibit K hereto.

     E.   Payment Terms; Invoice.  Payment terms are net thirty (30) days after
          ----------------------
Buyer's receipt of Seller's invoice or the date of shipment (whichever is later). The Buyer description and part number must be referenced on all invoices and packing lists. All outstanding sums owed to Seller by Buyer shall accrue interest at a rate of 1.0% per month (or any part thereof) if unpaid within thirty (30) days after the due date therefor.

     F.   Terms and Conditions.  Except as otherwise provided herein, each sale
          --------------------
hereunder shall be governed by Buyer's Standard Terms and Conditions of Purchase ("Order Terms") attached hereto as Exhibit D. Such terms and conditions are
                                   ---------
hereby incorporated herein by reference. Any preprinted terms and conditions in any acknowledgment, invoice or other document submitted by Seller are superseded by the terms of this Agreement. In the event of any inconsistency between this Agreement and the Order Terms, this Agreement shall be controlling.

     G.   Delivery.
          --------

          1. Time is of the essence for Purchase Orders. Standard delivery for Products is six (6) weeks after receipt of Buyer's order. The parties may agree on shorter lead times to meet customer needs. If Seller does not meet the committed ship date Buyer may, at Buyer's option, without incurring any liability, (a) extend the time for delivery, or (b) cancel all or any part of the Purchase Order. The delivery dates for all Products sold pursuant to this Agreement shall be deemed to be the dates on which they are placed by Seller into the possession of Buyer's designated carrier, packed and ready for shipment to Buyer's designated location. Invoices shall not precede the delivery dates. Seller shall ship Products F.O.B., Seller's facility. All Products shall be shipped by Buyer's designated standard land carrier unless otherwise specified by Buyer. In the event that Buyer requests delivery by air carrier, Seller shall use Buyer's designated standard air carrier unless otherwise specified by Buyer. Delivery shall be made to Buyer's plant at Menlo Park, California, unless otherwise specified by Buyer in writing.

          2. Notwithstanding Section VII.G.1. above, Buyer may place Purchase Orders for delivery later than six (6) weeks after receipt by Seller of such order; provided, however, that Buyer may cancel, amend, modify, delay or otherwise alter any such Purchase Order at any time prior to six (6) weeks prior to the delivery date stated in such order without penalty of any kind. Beginning six (6) weeks prior to the delivery date specified in each such purchase order, such purchase order shall be treated as if it had been delivered to Seller pursuant to Section VII.G.1. above.

     H.   Packaging Requirements.  The Nickel Titanium Products shall be packed
          ----------------------
using materials with Buyer's trade name as directed by Buyer. The Titanium Products shall be packed using materials with Buyer's trade name and Seller's trademarks, in a manner reasonably satisfactory to both Buyer and Seller. Packaging and labeling requirements are defined in Exhibit E.
                                                   ---------

     I.   Warranty.  Seller warrants the Products as set forth in the Order
          --------
Terms. Seller also warrants that the Products meet the specifications identified in Exhibit B. These warranties shall be for a term of three (3)
              ---------
years from the date of shipment of the Products. These warranties shall inure to the benefit of Buyer, its successors and assigns and to subsequent purchasers of the Products and shall survive acceptance and use of, and payment for, the Products.

     J.   Cancellations.  Buyer shall have the right to cancel any order.  In
          -------------
the event Buyer cancels any order of Products upon less than thirty (30) days notice, Buyer shall pay Seller a reasonable charge, to be negotiated in good faith by the parties, for Seller's costs and expenses, which Seller shall use its best efforts to properly mitigate. In no event shall the costs and expenses exceed the purchase price for the Products described in the canceled order or include consequential damages or lost profits. Buyer shall not pay any cancellation charge if cancellation is due to Seller's failure to ship Products in a timely manner pursuant to Section VII.G. Cancellation shall not in any way affect Buyer's "take or pay" obligations set forth in Section VII.D.2. except to the extent that cancellation results from a failure to perform by Seller.

     K.   Returns.
          -------

          1. Seller agrees to accept return of any Product that fails to function as warranted in Section VII.I. In the event of a return pursuant to this Section, Seller shall perform testing and analysis of the returned Product and issue a written report to Buyer explaining the cause of the failure. Seller will insure that problems detected in returned Products or reported to Seller are corrected in future shipments of Products. Seller agrees to replace returned Products with new Products immediately or to credit Buyer for the full amount of the purchase price. IN NO EVENT SHALL SELLER BE LIABLE FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF ANY OF THE PRODUCTS BY ANY PERSON; PROVIDED THAT THIS SHALL NOT LIMIT LIABILITY IN THE EVENT OF A THIRD PARTY CLAIM AGAINST BUYER

EXCEPT TO THE EXTENT OF SUCH LIABILITY; AND FURTHER PROVIDED THAT THIS LIMITATION SHALL NOT APPLY TO COSTS ASSOCIATED WITH FIXING CUSTOMER PROBLEMS. THE PARTIES SHALL COOPERATE IN ADDRESSING CUSTOMER PROBLEMS AND WILL EQUITABLY SHARE THE COSTS.

          2. Buyer shall carefully inspect all goods promptly upon the receipt from the carrier. Any claim for breach of warranty hereunder must be presented to the Seller, in writing, within thirty (30) days after discovery by Buyer of the alleged defect and that a claim hereunder is probable. Failure to make a claim within such specified period shall constitute a waiver of the claim only to the extent that the Seller was thereby prejudiced. Claims must be accompanied by supporting proof to the extent reasonably available.

     L.   Insurance.  On written request from Buyer, Seller shall deliver to
          ---------
Buyer a certificate of insurance evidencing that Seller maintains product liability insurance for the Products in an amount that is usual and customary for Seller's business.

VIII. Status of Buyer
      ---------------

     A. The parties expressly agree that the relationship established by this Agreement as between Seller and Buyer is solely that of buyer and seller, and Seller shall have no right to, and shall not, exercise any supervision or direction over the Buyer or any of its employees. Nothing contained herein shall create a partnership, joint venture, or any other business relationship between Seller and Buyer, other than that of buyer and seller of Products hereunder.

     B. Buyer shall not have authority to obligate or bind Seller with respect to any matter, or make any contract, sale, agreement, warranty or representation, express or implied, on behalf of Buyer.

     C. Buyer shall conduct business solely in its own name and not that of Seller and shall not use the words "Agent," "Agency" or words of similar import on stationery, signs, documents, telephone listings, or otherwise in connection with the name of Seller.

IX.  SUBAGREEMENTS
     -------------

     A. The Buyer may distribute or sell Products purchased pursuant to this Agreement through third party distributors, representatives or resellers without the consent of the Seller. Buyer will give Seller prompt written notice of any such subagreements.

X.   TERM AND TERMINATION
     --------------------

     A.   Initial Term.  The initial term of this Agreement shall be the period
          ------------
commencing on the Effective Date and ending on June 30, 2001. Thereafter, the term of this Agreement shall be automatically renewed for an unlimited number of successive one (1) year renewal terms; provided, however, that either party hereto may prevent such automatic
       --------  -------
renewal by notifying the other party in writing of its desire not to renew this Agreement at least six (6) months prior to the expiration of the initial term or any renewal term hereof.

     B.   Termination.  This Agreement may be terminated at any time during the
          -----------
term as follows:

          1. by either party, at any time and for any reason, by written notice to the other party given on or after June 30, 1998 delivered at least one
(1) year prior to the date of termination;

          2. by either party following thirty (30) days notice that the other party is in breach of any of its material obligations under this Agreement and a failure of the breaching party to cure the breach within the thirty (30) day period, unless the breach is not capable of being cured in which case this Agreement shall terminate immediately following notice. Nothing contained in this paragraph shall in any way limit a party's right to terminate this Agreement immediately upon notice as provided in Section X.B.3. or X.B.4. If either party fails to keep or perform any of its material obligations hereunder and such default continues for a period of thirty (30) days after the defaulting party has been notified of the default by the other party, then the non-defaulting party may suspend this Agreement forthwith upon written notice to the other party until such time as the default has been cured. However, a non-defaulting party who has suspended performance pursuant to this Section X.B.2. shall not be precluded from terminating the Agreement pursuant to Sections X.B.2., X.B.3. or X.B.4. from pursuing its other lawful rights in the event that the defaulting party does not cure the default prior to such termination.

          3. by either party immediately (i) if any proceeding in bankruptcy, reorganization or arrangement for the appointment of a receiver or trustee to take possession of the other party's assets or any other proceeding under any law for relief from creditors shall be instituted by or against the other party; or (ii) if the other party shall make an assignment for the benefit of its creditors. Each party shall immediately give written notice to the other party of the occurrence of any event of the type described in this Section X.B.3.; or

          4.   by Buyer immediately if, without Buyer's consent,

               (i) ownership of more than 25% of the issued and outstanding stock of Seller on a fully-diluted basis is transferred, beneficially or of record, to a person or entity or group of persons or entities that Buyer reasonably deems to be a competitor;

               (ii) all or substantially all of Seller's assets are transferred in a single transaction or series of transactions; or

               (iii) there is a change of more than one-half of Seller's board of directors in a one-year period.

     C.   Rights on Termination.
          ---------------------

          1. Upon termination of this Agreement, Buyer may sell all of its inventory of Products.

          2. Notwithstanding anything to the contrary set forth in this Agreement, upon (i) the termination of this Agreement for any reason, or (ii) upon Seller's inability or unwillingness to supply as defined in Section XIV of this Agreement, Buyer shall be entitled to exercise its rights to the License Agreement.

XI.  TECHNICAL SERVICE AND SUPPORT
     -----------------------------

     A.   Engineering Support.  During the term of this Agreement, Seller shall
          -------------------
make available to Buyer at no cost, at Buyer's request, reasonable engineering support for customer applications.

     B.   Customer Tours.  Seller shall make its plant available, upon
          --------------
reasonable notice and at a reasonable time, to Buyer for the purpose of conducting tours for Buyer's customers.

XII. LISTING AND APPROVAL
     --------------------

     A.   Listing.  Seller agrees to use commercially reasonable efforts both to
          -------
obtain necessary government or regulatory approvals and agency listings and to assist Buyer in obtaining, as necessary, such approvals and listings for Products.

XIII. INTELLECTUAL PROPERTY
      ---------------------

     A.   Buyer's Trademark.
          -----------------

          1. Seller hereby acknowledges Buyer's ownership of all right, title and interest in Buyer's trademarks and trade names which Buyer uses to sell the Nickel Titanium Products. Seller further acknowledges that it shall acquire no interest therein by virtue of this Agreement or the performance by either party of their respective duties and obligations hereunder. Buyer hereby acknowledges Seller's ownership of all right, title and interest in Seller's trademarks and trade names which Buyer uses to sell the Titanium Products. Buyer hereby acknowledges that, except as set forth in Section XIII.A.2. below, it shall acquire no interest therein by virtue of this Agreement or the performance by either party of their respective duties and obligations hereunder.

          2. Buyer hereby grants Seller during the term of this Agreement a fully paid-up, royalty-free, non-transferable, nonexclusive, limited license to use Buyer's trademarks and trade names specified by Buyer for the purpose of placing such trademarks and trade names on Nickel Titanium Products, and packaging therefor, to be sold to Buyer (and only to Buyer) pursuant to this Agreement. Seller hereby grants to Buyer during the term of this Agreement a fully paid, royalty-free, non-transferable, nonexclusive, limited license to use Seller's trademarks and trade names specified by Seller for the purpose of placing such trademarks and trade names on Titanium Products and packaging therefor, to be sold to Buyer pursuant to this Agreement.

          3. Buyer reserves the right to approve all uses by Seller of Buyer's proprietary names and marks on the Nickel Titanium Products (and related packaging materials) in advance. Seller reserves the right to approve all uses by Buyer of Seller's proprietary names and marks on the Titanium Products (and related packaging materials) in advance.

     B.   Copyright License.  Seller grants Buyer a license to use any
          -----------------
literature, data sheets or other documents, without using Seller's trade name, relating to Products in connection with the marketing or sale of Products purchased by Buyer pursuant to this Agreement.

XIV. INTERRUPTION OF, INABILITY OR UNWILLINGNESS TO SUPPLY
     -----------------------------------------------------

     A.   Non-Supply; Delayed Deliveries.
          ------------------------------

          1.   Non-Supply.  In addition to other remedies available pursuant to
               ----------
this Agreement or in law or equity, in the event Seller is unable or unwilling to supply Products pursuant to the terms of this Agreement for any period longer than thirty (30) days which materially interrupts the continuous supply of Products to Buyer pursuant to the terms of this Agreement, Buyer shall be entitled to exercise its rights under the License Agreement until such time as the continuous supply is reestablished. The exclusivity requirements of Section II.A. shall also be suspended during this period.

          2.   Delayed Deliveries.  In addition to other remedies available
               ------------------
pursuant to the Agreement or in law or equity, should repeated, unexcused, delayed deliveries of more than three percent (3%) of an ordered quantity occur more than twelve (12) times over a calendar year period with an average delay of ten (10) business days or of one (1) single delayed delivery exceeding one (1) month, then Buyer shall be entitled to exercise its rights under the License Agreement with respect to the delayed Product or Products, and the exclusivity required for purchases by Section II.A. shall not apply to such Product or Products. Exercise of rights under the License Agreement does not by itself constitute a termination of this Agreement.

XV.  QUALITY CONTROL
     ---------------

     A.   Quality Control.  Seller must meet Buyer's requirements for certified
          ---------------
suppliers, as set forth in Exhibit J, and commercially reasonable quality
                           ---------
control standards as provided by Buyer to Seller from time to time. Products shall also be manufactured and supplied to the specifications agreed to on

Exhibit B.  Seller shall use reasonable commercial efforts to obtain ISO 9000
---------
certification.

     B.   Compliance With Laws.  All Products sold to Buyer by Seller shall be
          --------------------
new and tested per industry standards and shall comply with the specifications identified in Exhibit B hereto. Products shall also meet and be manufactured in
              ---------
accordance with the applicable statutory and regulatory requirements and any applicable federal, state or local requirements including Good Manufacturing Practices if required.

     C.   QC Records.  Seller shall be required to submit appropriate QC records
          ----------
per Buyer's requirements.

     D.   Test Report Requirement.  Seller must supply test data and
          -----------------------
certification for each Product as required by the Purchase Order. Test reports certified by Seller's quality control department ("Certified Test Report"), containing the information as defined in Exhibit F, must be provided to Buyer or
                                         ---------
its customers upon Buyer's request.

     E.   Changes.  Seller shall not make any material changes or process
          -------
changes with respect to any Products manufactured by Seller and sold to Buyer without Buyer's prior written consent, which shall not be unreasonably withheld or delayed. It will not be unreasonable for Buyer to withhold consent if Buyer's customers need to consent to such changes. The Product Managers shall establish a system for managing this consent process.

     F.   Audit.  Buyer shall have the right to perform quality inspections of
          -----
Seller's manufacturing facility and manufacturing process relating to Products at reasonable times and upon reasonable notice.

XVI. CONFIDENTIAL INFORMATION
     ------------------------

     A.   Confidential Information.  The receiving party shall, from the date of
          ------------------------
disclosure of any Confidential Information and for a period of ten (10) years thereafter, use the information solely for its own internal use consistent with this Agreement, not disclose the information to any person or persons outside its organization, and disclose the information to any person or persons within its organization only on a "need to know" basis.

     B. If either party is compelled to make a disclosure of any Confidential Information of the other party by law or government rule or regulation:

          1.  such disclosure shall be limited to the extent required; and

          2. the other party shall have an opportunity to review the information at least thirty (30) days before disclosure; and

          3. the disclosing party shall promptly apply for applicable protective orders.

Notwithstanding the foregoing, such review shall not make the reviewing party responsible for the content of the disclosure.

XVII. JOINT INVENTIONS AND INVENTIONS SOLELY BY BUYER
      -----------------------------------------------

     A.   Nickel Titanium Products Joint Inventions.  It is anticipated that the
          -----------------------------------------
parties will work together to develop new Nickel Titanium Products during the term of this Agreement. Any Invention relating to Nickel Titanium Products or related products, process or materials made jointly by both parties will be jointly owned by both parties ("Nickel Titanium Joint Inventions"). During the term of this Agreement, Buyer shall have the exclusive right to sell or distribute such Nickel Titanium Joint Inventions to Permitted Customers in the Field of Use. Following termination of the Agreement, Buyer may, at its option, elect to continue its exclusivity with respect to the Nickel Titanium Joint Inventions to Permitted Customers in the Field of Use, even as to manufacture, distribution or sale by Seller, by paying Seller a [NOTE: PERCENTAGE OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED] royalty on Net Sales of such Nickel Titanium Joint Inventions.

     B.   Titanium Products Joint Inventions.  It is anticipated that the
          ----------------------------------
parties will work together to develop new Titanium Products during the term of this Agreement. Any Invention relating to Titanium Products or related products, process or materials made jointly by both parties will be jointly owned by both parties ("Titanium Joint Inventions" and together with the Nickel Titanium Joint Inventions, the "Joint Inventions"). During the term of this Agreement, Buyer shall have the exclusive right to sell or distribute such Titanium Joint Inventions to Permitted Customers in the Field of Use. Following termination of the Agreement, Buyer may, at its option, elect to continue its exclusivity with respect to the Titanium Joint Inventions to Permitted Customers in the Field of Use, for distribution or sale by Seller, by paying Seller a [NOTE: PERCENTAGE OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED] royalty on Net Sales of such Titanium Joint Inventions.

     C.   Patents for Joint Inventions.  In the event of such Joint Inventions,
          ----------------------------
if Buyer and Seller both wish to seek or maintain patent protection for a Joint Invention, the costs of seeking or maintaining such patent protection shall be divided equally between them. If only one (1) of Buyer and Seller wishes to seek or maintain patent protection for a Joint Invention ("First Party"), it shall be entitled to do so at its own expense, and the other party ("Second Party") shall provide, at the First Party's expense, all reasonable assistance to that end. If the First Party, with respect to one or more countries, thereafter decides not to seek patent protection for, or decides to abandon a patent application or patent relating to, the Joint Invention, the First Party shall notify the Second party in writing of its decision. The Second Party shall then be entitled, after payment of half the out-of-pocket costs already incurred by the First Party in seeking or maintaining patent protection, to require that all rights in the Joint Invention in said country or countries be assigned to it so that it can seek or maintain patent protection for the Joint Invention in said country or countries. The notification shall be in writing and shall be made in a timely fashion which preserves the patent rights. The First Party shall thereafter provide, at the Second Party's expense, all reasonable assistance in seeking or maintaining patent protection for the Joint Invention in said country or countries.

     D.   Products Proposed or Invented Solely by Buyer.  It is anticipated that
          ---------------------------------------------
Buyer will work to develop new Products during the term of this Agreement. Any Invention relating to Nickel Titanium Products or Titanium Products made solely by Buyer will be owned by Buyer. Such Inventions will become Products only if accepted as Products by Seller. Seller hereby grants Buyer and its affiliates an exclusive, perpetual, worldwide, irrevocable right and license, with the right of sublicense and assignment, to utilize the Seller's "Licensed Technology" (as defined in the License Agreement of even date between the parties) to make, have made, use, import, offer for sale, and sell (a) products invented solely by Buyer that would become Products except that Seller does not agree to include them as such and (b) products that Buyer proposes to Seller for manufacture and Seller decides not to manufacture.

XVIII. COOPERATION PROVISIONS
       ----------------------

     A.   General Cooperation.
          -------------------

          1. The parties agree to explore the possibility of Buyer purchasing components made on traditional automatic screw machines from Seller's Wright Machine Corporation subsidiary.

          2. The parties agree to schedule and cause meetings of Seller's President and the division manager of Buyer's Electronics Division, as well as other appropriate personnel on both sides reasonably acceptable to the parties, to be held not less than twice per calendar year in metropolitan San Francisco, California (or such other site as is mutually acceptable to the parties). The purpose of said meeting shall be to discuss how the parties are performing their obligations under this agreement, how the relationships arising from said agreements might be improved upon and strengthened and what other supply, sales, distribution and/or similar relationships the parties might establish that would prove to be mutually beneficial.

     B.   Agreements as to Titanium Products Post Closing.  In the event that
          -----------------------------------------------
this Agreement is terminated for any reason, Buyer may, by giving written notice to Seller, continue to purchase Titanium Products from Seller, and resell said Titanium Products to Permitted Customers in the Field of Use in accordance with all the terms and conditions hereof, including without limitation Seller's obligations under Section VII.D.2.; provided, however, that Section III.A. hereof shall no longer be operative (i.e., Buyer shall no longer be an exclusive seller and/or distributor). Pricing to Buyer shall initially be the lesser of
(a) the best price at which such Titanium Products are sold to Seller's distributors or (b) a price that equals the average of Buyer's gross margin over the preceding 12 months for Titanium Products. Prices shall be reviewed at the end of the first 12 months of this arrangement and annually thereafter. Pricing will thereafter be based on the lower of (a) the best price at which such Titanium Products are sold to Seller distributors or (b) a [NOTE: PERCENTAGE OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED] discount from average end user prices.

     C.   License for Titanium Products.  Subject to the limitations set forth
          -----------------------------
in the immediately succeeding sentence, Seller hereby grants to Buyer a non-exclusive, perpetual, worldwide, irrevocable right and license (the "Titanium License"), with the right of sublicense and assignment, to utilize the Titanium Licensed Technology to make, have made, use, import, offer for sale, and sell Titanium Products to Permitted Customers in the Field of Use. Notwithstanding the foregoing, Buyer's right to practice under the Titanium License shall become effective only at such time as this Agreement has been terminated, Buyer has given the notice specified in Section XVIII.B. and Seller has materially breached its obligations to supply Titanium Products under said Section XVIII.B. in a manner that would allow a party hereto to terminate the Agreement under the standards of Section X.B.2. If the Titanium License shall become effective as aforesaid, Buyer shall pay to Seller a royalty of [NOTE: PERCENTAGE OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED] of Net Sales of Licensed Products during the life of the Titanium Patents. For purposes of this Section XIII.C. the following terms shall have the following definitions:

          1. "Titanium Licensed Technology" means any and all of the Proprietary Rights (as defined in the License Agreement) now owned or licensed or hereafter acquired by Seller relating to Titanium Products.

          2. "Titanium Patents" means Patents (as defined in the License Agreement) owned by Seller having one or more claims covering the Titanium Products manufactured or sold by Buyer.

XIX. MISCELLANEOUS
     -------------

     A.   Entire Agreement.  This Agreement (together with Exhibits attached
          ----------------
hereto as such Exhibits may be amended from time to time in accordance with this Agreement) constitutes the entire Agreement between Seller and Buyer with respect to the sale of Products to Buyer and the resale of Products by Buyer. All prior or contemporaneous agreements, whether written or oral, and all proposals, understandings and communications between or involving Seller and Buyer are hereby canceled and superseded. This Agreement may be amended only by a written instrument executed by both parties.

     B.   Amendments and Waivers.  No amendment of any provision of this
          ----------------------
Agreement shall be valid unless the same shall be in writing and signed by the Buyer and the Seller. No waiver by either Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     C.   Severability.  If any provision of this Agreement is held to be
          ------------
unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent.

     D.   Succession and Assignment.  This Agreement shall be binding upon and
          -------------------------
inure to the benefit of the parties named herein and their respective successors and permitted assigns. Neither party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party. For purposes of the foregoing sentence, an event after which those persons who were the beneficial owners of a party immediately prior to such event beneficially own less than a majority of a party immediately after such event shall be deemed to constitute an assignment.

     E.   Force Majeure.  Neither Seller nor Buyer shall be liable for its
          -------------
failure to perform its obligations under this Agreement due to events beyond its reasonable control including, but not limited to, strikes, riots, wars, fire, acts of God, labor unrest and acts in compliance with applicable law, regulation, or order (whether valid or invalid) of any governmental body.

     F.   Status of Parties.  This Agreement will not be construed as creating
          -----------------
any agency, partnership, joint venture, or other similar legal relationship between the parties; nor will either party hold itself out as the agent, partner, or co-venturer of the other party. Both parties shall be, and shall act as, independent contractors.

     G.   Applicable Law.  This Agreement and all transactions hereunder shall
          --------------
be governed by and construed according to the laws of the State of California, excluding the choice of laws rules thereof.

     H.   Survival.  Sections X.A., XVI.A., XVI.B., XVII, XVIII.B., XVIII.C. and
          --------
XIX.J. shall survive termination of this Agreement.

     I.   Notices.  All notices, requests, demands, claims, and other
          -------
communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if three (3) business days thereafter if registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to the Seller:             Copy (which shall not constitute notice) to:

Raychem Corporation           Raychem Corporation
Electronics Division          300 Constitution Drive
300 Constitution Drive        Menlo Park, CA  94025-1164
Menlo Park, CA 94025          Attn: Legal Department MS 120/8502
Telecopier:                   Telecopier:  (415) 361-4305

If to the Licensee:           Copy (which shall not constitute notice) to:

Memry Corporation             Finn Dixon & Herling
57 Commerce Drive             One Landmark Square
Brookfield, CT 06804          Stamford, Connecticut  06901
Attn: Mr. James G. Binch      Attn:  David I. Albin, Esq.
Telecopier: (203) 740-2503    Telecopier:  (203) 348-5777

     Either party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopier, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Either party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

     J.   Attorneys' Fees.  If legal action is commenced to enforce the
          ---------------
performance of any part of this Agreement, the prevailing party shall be paid by the other party reasonable attorneys' fees and expenses.

     K.   Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original, but which together shall constitute one and the same instrument.

     L.   Headings.  The headings of the Sections of this Agreement are for
          --------
convenience and shall not be used to interpret this Agreement.

     M.   Remedies.  Remedies provided herein are not exclusive.  Delay in
          --------
enforcing any right or remedy as a result of any breach hereof shall not be deemed a waiver of that or any subsequent breach.

     N.   Compliance With Federal Laws.  Seller shall comply with all applicable
          ----------------------------
federal employment, equal opportunity, affirmative action and environmental laws in the operation of Seller's business and shall provide Buyer with any Material Safety Data Sheets or other information required by any federal, state or local statute or regulation.


     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives and it shall be effective as of the date first above written.



MEMRY CORPORATION                   RAYCHEM CORPORATION

By:   /s/ James G. Binch            By:    /s/ John McGraw
    --------------------------          --------------------------

Print Name:  James G. Binch         Print Name:    John McGraw
           -------------------                  ------------------

Title:    President                 Title:     Vice President
          --------------------              ----------------------

                                  EXHIBIT A-1

                            NICKEL TITANIUM PRODUCTS

                               PRODUCTS & PRICING


 CATEGORY            PART/DESCRIPTION            PRICE TO
                                                  RAYCHEM

Other       Alloys A, J & C Barstock                 *
            Per Agreement with A.F. Aerospace
            dated July 26, 1993

Other       Alloy J for Nuclear Electric per         *
            License Agreement between Raychem
            Limited and Nuclear Electric PLC
            dated August 19, 1991

Other       Alloy C & J Barstock                     *

* NOTE: PRICES TO RAYCHEM OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  EXHIBIT A-2

                               TITANIUM PRODUCTS

                            PRIVATE LABEL AGREEMENT

                                  EXHIBIT A-2
                              PRODUCTS AND PRICING

                                                       Price to
CATEGORY     PARTDESC                    PCNMOD   UOM  Raychem*

ACTUATORS    ACT02-01-00                 169625-  PC
ACTUATORS    ACT02-02-00                 823121-  PC
ACTUATORS    ACT03-01-00                 656883-  PC
ACTUATORS    ACT03-49-00                 201521-  PC
ACTUATORS    ACT03-54-00                 035131-  PC
ACTUATORS    ACT03-55-00                 938129-  PC
ACTUATORS    ACT03-72-00                 947093-  PC
ACTUATORS    ACT03-86                    654737-  PC
ACTUATORS    ALLOY-K-0.035X1.05-STRIP    629333-  LB
ACTUATORS    ALLOY-K-0.042X1.05-STRIP    599269-  LB
ACTUATORS    ALLOY-K-0.700-BAR-CG        997061-  LB
ACTUATORS    GIAT-F0531-10217237         433455-  PC
ACTUATORS    PROTO-ALLOY-K-17.5X307-STR  342343-  FT
ACTUATORS    PROTO-ACT01-K-23.6          707909-  FT
ACTUATORS    PROTO-ACT01-K-7.9           849635-  FT
ACTUATORS    PROTO-STRIP-K-0.034X1.20    733103-  LB
ACTUATORS    PROTO-STRIP-K-0.041X1.20    830717-  LB


*NOTE: PRICES TO RAYCHEM OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                             Price to
CATEGORY                    PARTDESC           PCNMOD   UOM  Raychem*

ANTENNA             ALLOY-BC-0.9MM             152703-  FT
ANTENNA             ALLOY-BC-1.1MM             644289-  FT
ANTENNA             ANT-BB-0.9-X-62.12-FORMED  554513-  PC
ANTENNA             ANT-BB-0.9MM               266249-  FT
ANTENNA             ANT-BB-1.1MM               509759-  FT
ANTENNA             GALTRONICS-03-12-03-KG     433277-  LB
ANTENNA             GUIDE-BB-28                156383-  FT
ANTENNA             GUIDE-BB-35.4              587541-  FT   OLD PART
                                                             DESCRIPTION
ANTENNA             GUIDE-BB-35.4-SB           587541-  FT
ANTENNA             PROTO-CW40-BA-27.2         373729-  FT
ANTENNA             PROTO-SE-BA-28.0-SB        871379-  FT
ANTENNA             PROTO-SE-BA-35.0-SB        654707-  FT
ANTENNA             PROTO-SE-BA-35.0-SB-GAL    941667-  FT
ANTENNA             SE-BA-35.0X2.446-FORMED    554513-  PC
ANTENNA             SE-BA-35.0X64.0-PU-COATED  584681-  FT
ANTENNA             SE-BA-35.0X88.5-PU-COATED  060197-  FT

*NOTE: PRICES TO RAYCHEM OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                     Price to
CATEGORY             PARTDESC          PCNMOD   UOM  Raychem*

FASTENERS    DTC-5236443-1             181119-  PC
FASTENERS    DTC-5236443-2             718361-  PC



OTHER        ALLOY-BB-1.250-BAR        232835-  LB
OTHER        ALLOY-BH-0.250-BAR        052895-  FT
OTHER        ALLOY-K-2.250-BAR         565845-  LB
OTHER        PROT-CW20-BB-7X200-STRIP  974921-  FT
OTHER        PROTO-ALLOY-BB-7X35-STRP  655001-  FT
OTHER        ST.JUDE-320380-001        635821-  PC
OTHER        ST.JUDE-320437            229809-  PC
OTHER        WORDS-CLUB                431746-  PC


* NOTE: PRICES TO RAYCHEM OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                     Price to
CATEGORY            PARTDESC           PCNMOD   UOM  Raychem*

TUBES       PROT-TB-BB-17.5X24X37.88   483629-  PC
TUBES       PROT-TB-BB27.2X35.3X34.38  722267-  PC
TUBES       PROT-TUB-BB-10.7X16XSAMP   628367-  FT
TUBES       PROT-TUB-BB-115X150X15.31  953923-  PC
TUBES       PROT-TUB-BB-148X200X15.31  605311-  PC
TUBES       PROT-TUB-BB-17.5X24XSAMP   830085-  FT
TUBES       PROT-TUB-BB-18.5X24XSAMP   543053-  FT
TUBES       PROT-TUB-BB-38.4X48XSAMP   458439-  FT
TUBES       PROT-TUB-BB-62.5X78XSAMP   707067-  FT
TUBES       PROT-TUB-BB-81.6X102XSAM   147873-  FT
TUBES       PROT-TUB-BB-9.3X14X72.83   946053-  PC
TUBES       PROT-TUB-BB-9.3X14X98.425  977183-  PC
TUBES       PROT-TUB-BB-13X19.5X25     029165-  PC
TUBES       PROT-TUB-BB-13X19.5X.35    536271-  PC
TUBES       PROT-TUB-ST.JUDE862-0012   148031-  PC
TUBES       PROT-TUBE-BB-10X15X72.83   426395-  PC
TUBES       PROT-TUBE-BB-10X15XSAMPLE  775899-  FT
TUBES       PROT-TUBE-BB-10X17X70.85   673061-  PC
TUBES       PROT-TUBE-BB-11.3X17XSAMP  420189-  FT
TUBES       PROT-TUBE-BB-12X18XSAMPL   380121-  FT
TUBES       PROT-TUBE-BB-28X35XSAMPL   365363-  FT
TUBES       PROT-TUBE-BB-32X40X23.62   585259-  PC
TUBES       PROT-TUBE-BB-32X40X25.78   510401-  PC
TUBES       PROT-TUBE-BB-32X40X37.59   179049-  PC
TUBES       PROT-TUBE-BB-32X40X49.40   092993-  PC
TUBES       PROT-TUBE-BB-48X60XSAMPL   689669-  FT
TUBES       PROT-TUBE-BB-53X66.3X39.6  957687-  PC
TUBES       PROT-TUBE-BB-53X66.3XSAMP  357643-  FT
TUBES       PROT-TUBE-BB-70X91XSAMPL   743883-  FT
TUBES       PROT-TUBE-BB-7X11.9XSAMP   164963-  FT
TUBES       PROT-TUBE-BB-9.3X14X3.36   851235-  PC
TUBES       PROT-TUBE-BB-9.3X14XSAMPL  060229-  FT
TUBES       PROT-TUBE-BB90.4X113XSAM   446255-  FT
TUBES       PROT-TUBEBB19.2X24X61.28   933343-  PC
TUBES       PROTO-TUBE-BB-10X15X60     707359-  PC
TUBES       PROTO-TUBE-BB-10X17X60     136443-  PC
TUBES       PROTO-TUBE-BB-10X17X70.85  673061-  PC
TUBES       PROTO-TUBE-BB-12X18X144    134061-  PC
TUBES       PROTO-TUBE-BB-12X18X2      963365-  PC
TUBES       PROTO-TUBE-BB-16.2X21X60   003573-  PC
TUBES       PROTO-TUBE-BB-16.9X22X36   452947-  PC
TUBES       PROTO-TUBE-BB-16X24X12     394955-  PC
TUBES       PROTO-TUBE-BB-16X24X4      401037-  PC
TUBES       PROTO-TUBE-BB-16X24X72     676077-  PC
TUBES       PROTO-TUBE-BB-16X24XSAMPL  394955-  PC
TUBES       PROTO-TUBE-BB-21X26.3X46   599107-  PC
TUBES       PROTO-TUBE-BB-21X26.3X72   427851-  PC
TUBES       PROTO-TUBE-BB-32X40X132    468941-  PC
TUBES       PROTO-TUBE-BB-32X40X32     744021-  PC
TUBES       PROTO-TUBE-BB-40X60X12     906527-  PC
TUBES       PROTO-TUBE-BB-70X91X24     919747-  PC

                                                     Price to
CATEGORY            PARTDESC           PCNMOD   UOM  Raychem*

TUBES       PROTO-TUBE-BB-9X13X60      598619-  PC
TUBES       PROTO-TUBE-BB-X-26.3-X-24  715391-  PC
TUBES       TUBE-BB-40X60X40           919931-  PC
TUBES       TUBE-BB-9.6X14.1X1.57      331163-  PC


* NOTE: PRICES TO RAYCHEM OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                     Price to
CATEGORY            PARTDESC           PCNMOD   UOM  Raychem*

WIRE        ALLOY-B-0.022-WIRE         292693-  FT
WIRE        ALLOY-B-0.041-WIRE         438469-  FT
WIRE        ALLOY-B-0.050-WIRE         319243-  FT
WIRE        ALLOY-B-0.077-WIRE         716039-  FT
WIRE        ALLOY-BB-0.019X0.125-STRP  345175-  FT
WIRE        ALLOY-BB-0.0285-WIRE       947259-  FT
WIRE        ALLOY-BB-0.041-WIRE        904809-  FT
WIRE        ALLOY-BB-0.050-WIRE        735557-  FT
WIRE        ALLOY-BB-0.300-ROD         642025-  FT
WIRE        ALLOY-K-0.0525-WIRE        532581-  FT
WIRE        ALLOY-K-0.150-WIRE         349813-  FT
WIRE        ALLOY-K-0.250-WIRE         776544-  LB
WIRE        ALLOY-KA-0.0236-WIRE       401703-  FT
WIRE        ALLOY-X-0.078-WIRE         791205-  FT
WIRE        ANNEALED-K-150             349613-  FT
WIRE        ANNEALED-K-50.0            844650-  FT
WIRE        ARCH-BB-10                 234475-  FT
WIRE        ARCH-BB-12                 914791-  FT
WIRE        ARCH-BB-14                 818547-  FT
WIRE        ARCH-BB-14-A               540671-  FT
WIRE        ARCH-BB-16                 010355-  FT
WIRE        ARCH-BB-16-A               201123-  FT
WIRE        ARCH-BB-16X16              463499-  FT
WIRE        ARCH-BB-16X16-A            292613-  FT
WIRE        ARCH-BB-16X22              247393-  FT
WIRE        ARCH-BB16X22-A             121479-  FT
WIRE        ARCH-BB-17X25              027399-  FT
WIRE        ARCH-BB-17X25-A            960975-  FT
WIRE        ARCH-BB-18                 069883-  FT
WIRE        ARCH-BB-18-A               128977-  FT
WIRE        ARCH-BB-18X18              121063-  FT
WIRE        ARCH-BB-18X25              649715-  FT
WIRE        ARCH-BB-19X25              969787-  FT
WIRE        ARCH-BB-19X25-A            178667-  FT
WIRE        ARCH-BB-20                 862511-  FT
WIRE        ARCH-BB-21X25              521999-  FT
WIRE        ARCH-BB-21X25-A            939909-  FT
WIRE        ARCH-BB-9                  386847-  FT
WIRE        GUIDE-BB-10                537487-  FT
WIRE        GUIDE-BB-12                876357-  FT
WIRE        GUIDE-BB-14                910413-  FT
WIRE        GUIDE-BB-16                452725-  FT
WIRE        GUIDE-BB-18                814169-  FT
WIRE        GUIDE-BB-20                566597-  FT
WIRE        GUIDE-BB-20.0-POLISH       595887-  FT
WIRE        GUIDE-BB-21                753463-  FT
WIRE        GUIDE-BB-24                849525-  FT
WIRE        GUIDE-BB-26.7              863549-  FT
WIRE        GUIDE-BB-26.7-3.75         096851-  PC
WIRE        GUIDE-BB-28                156383-  FT
WIRE        GUIDE-BB-30.0              739161-  FT
WIRE        GUIDE-BB-33.5              060211-  FT
WIRE        GUIDE-BB-35                768069-  FT
WIRE        GUIDE-BB-35.4-SB           587541-  FT

                                         Price to
CATEGORY      PARTDESC     PCNMOD   UOM  Raychem*

WIRE        GUIDE-BB-40    998373-  FT
WIRE        GUIDE-BB-41.0  838193-  FT
WIRE        GUIDE-BB-46.5  940353-  FT
WIRE        GUIDE-BB-5     180831-  FT
WIRE        GUIDE-BB-5.5   643115-  FT
WIRE        GUIDE-BB-52    004589-  FT
WIRE        GUIDE-BB-53    998585-  FT
WIRE        GUIDE-BB-59.0  055859-  FT
WIRE        GUIDE-BB-6     572425-  FT
WIRE        GUIDE-BB-7     601635-  FT
WIRE        GUIDE-BB-72    105095-  FT



* NOTE: PRICES TO RAYCHEM OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                            Price to
CATEGORY                    PARTDESC          PCNMOD   UOM  Raychem*

WIRE                GUIDE-BB-78.6             223521-  FT
WIRE                GUIDE-BB-8                019479-  FT
WIRE                GUIDE-BB-8-26             771635-  PC
WIRE                GUIDE-BB-9.8-X-16         186637-  PC
WIRE                GUIDE-BC-10               239517-  FT
WIRE                GUIDE-BC-13.2             380771-  FT
WIRE                GUIDE-BC-13.5-HT-BLK      204827-  FT
WIRE                GUIDE-BC-13.8-BLK         770639-  FT
WIRE                GUIDE-BC-14.0-HT-BLK      560943-  FT
WIRE                GUIDE-BC-15.2             984371-  FT
WIRE                GUIDE-BC-16.2             432877-  FT
WIRE                GUIDE-BC-17.2             129963-  FT
WIRE                GUIDE-BC-18.0-85-HT-BLK   855885-  PC
WIRE                GUIDE-BC-18.0-HT-BLK-60   096599-  PC
WIRE                GUIDE-BC-20.0-BLK         346263-  FT
WIRE                GUIDE-BC-20.0-HT-BLK      556695-  FT
WIRE                GUIDE-BC-21               234045-  FT
WIRE                GUIDE-BC-22.0-BLK         580563-  FT
WIRE                GUIDE-BC-22.5             547935-  FT
WIRE                GUIDE-BC-24-BLK           219411-  FT
WIRE                GUIDE-BC-24.0             893339-  FT
WIRE                GUIDE-BC-24.0-85-HT-BLK   055467-  PC
WIRE                GUIDE-BC-24.0-HT-BLK      927117-  FT
WIRE                GUIDE-BC-26.0             555761-  FT
WIRE                GUIDE-BC-27.0-HT-BLK      518813-  FT
WIRE                GUIDE-BC-28.0-HT-BLK-60   678857-  PC
WIRE                GUIDE-BC-34.0-HT-BLK      674985-  FT
WIRE                GUIDE-BC-35.0-BLK         863771-  FT
WIRE                GUIDE-BC-38.0-BLK         241703-  FT
WIRE                GUIDE-BC-47.0             071623-  FT
WIRE                HOOK-T-3.83               397438-  PC
WIRE                HOOK-T-4.83               149990-  PC
WIRE                HOOK-T-5.83               907722-  PC
WIRE                HOOK-T-8.83               801255-  PC
WIRE                PROTO-ARCH-BB-12-HS       927511-  FT   OLD PART
                                                            DESCRIPTION
WIRE                PROTO-ARCH-BB-14-HS       859715-  FT   OLD PART
                                                            DESCRIPTION
WIRE                PROTO-ARCH-BB-16-HS       651549-  FT   OLD PART
                                                            DESCRIPTION
WIRE                PROTO-ARCH-BB-18-HS       914087-  FT   OLD PART
                                                            DESCRIPTION
WIRE                PROTO-BTR-BB-12.0         855785-  FT
WIRE                PROTO-BTR-BB-14.0         416663-  FT
WIRE                PROTO-BTR-BB-16.0         209781-  FT
WIRE                PROTO-BTR-BB-16.0-X-22.0  404141-  FT
WIRE                PROTO-BTR-BB-16.0X16.0    320765-  FT
WIRE                PROTO-BTR-BB-17.0-X-25.0  525897-  FT
WIRE                PROTO-BTR-BB-17.7         372895-  FT
WIRE                PROTO-BTR-BB-17.7-X-17.7  511753-  FT
WIRE                PROTO-BTR-BB-17.7-X-25.0  171579-  FT
WIRE                PROTO-BTR-BB-19.0-X-25.0  761403-  FT
WIRE                PROTO-BTR-BB-20.0         215959-  FT
WIRE                PROTO-BTR-BB-20.0X20.0    109559-  FT
WIRE                PROTO-BTR-BB-21.0-X-25.0  312787-  FT

                                                   Price to
CATEGORY           PARTDESC          PCNMOD   UOM  Raychem*

WIRE        PROTO-CW25-BB-16.0X16.0  013906-  FT
WIRE        PROTO-CW25-BB-16.0X22.0  043527-  FT
WIRE        PROTO-CW45-BB-12.1       927511-  FT
WIRE        PROTO-CW45-BB-14.1       859715-  FT
WIRE        PROTO-CW45-BB-16.1       651549-  FT
WIRE        PROTO-CW45-BB-18.1       914087-  FT
WIRE        PROTO-SE-BA-23.4-HS-BLK  074999-  FT
WIRE        PROTO-SE-BA-30.0         126365-  FT
WIRE        PROTO-SE-BA-31.3-HS-BLK  758807-  FT
WIRE        PROTO-SE-BA-40.1-HS      754589-  FT
WIRE        PROTO-SE-BA-47.1-HS      550151-  FT



*NOTE: PRICES TO RAYCHEM OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                        Price to
CATEGORY  PARTDESC                                      Raychem*

Other     Alloys A, J & C Barstock
          Per Agreement with A.F.
          Aerospace dated July 26, 1993

Other     Alloy J for Nuclear Electric
          per License Agreement between
          Raychem Limited and Nuclear
          Electric PLC dated
          August 19, 1991



*NOTE: PRICES TO RAYCHEM OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   EXHIBIT B


                                 SPECIFICATIONS

                            PRIVATE LABEL AGREEMENT

                                   EXHIBIT B

                                 SPECIFICATIONS


CATEGORY     PARTDESC                    PCNMOD     SPEC           CSR    UOM

ACTUATORS    ACT02-01-00                 169625-    ACT02-01              PC
ACTUATORS    ACT02-02-00                 823121-    ACT02-02              PC
ACTUATORS    ACT03-01-00                 656883-    ACT03-01              PC
ACTUATORS    ACT03-49-00                 201521-    ACT03-49              PC
ACTUATORS    ACT03-54-00                 035131-    ACT03-54              PC
ACTUATORS    ACT03-55-00                 938129-    ACT03-55              PC
ACTUATORS    ACT03-72-00                 947093-    ACT03-72              PC
ACTUATORS    ACT03-86                    654737-    ACT03-86              PC
ACTUATORS    ALLOY-K-0.035X1.05-STRIP    629333-                          LB
ACTUATORS    ALLOY-K-0.042X1.05-STRIP    599269-                          LB
ACTUATORS    ALLOY-K-0.700-BAR-CG        997081-                          LB
ACTUATORS    GIAT-F0531-10217237         433455-    GIATF0531 10217237    PC
ACTUATORS    PROT-ALLOY-K-17.5X307-STR   342343-                          FT
ACTUATORS    PROTO-ACT01-K-23.6          707909-    MPS-128               FT
ACTUATORS    PROTO-ACT01-K-7.9           849835-    MPS-128               FT
ACTUATORS    PROTO-STRIP-K-0.034X1.20    733103-    CRAY 35193700         LB
ACTUATORS    PROTO-STRIP-K-0.041X1.20    830717-    CRAY 35268300         LB

CATEGORY    PARTDESC                    PCNMOD        SPEC        CSR   UOM

ANTENNA     ALLOY-BC-0.9MM              152703-                   6529  FT
ANTENNA     ALLOY-BC-1.1MM              644289-                   6529  FT
ANTENNA     ANT-BB-0.9-X-62.12-FORMED   554513-  CLM-00-02-02-XX  6534  PC
ANTENNA     ANT-BB-0.9MM                266249-  MPS-141          6529  FT
ANTENNA     ANT-BB-1.1MM                509759-  MPS-141          6529  FT
ANTENNA     GALTRONICS-03-12-03-KG      433277-  MPS-141                LB
ANTENNA     GUIDE-BB-28                 156383-  MPS-118                FT
ANTENNA     GUIDE-BB-35.4-SB            587541-  MPS-118                FT
ANTENNA     PROTO-CW40-BA-27.2          373729-  CENTURION SPEC         FT
ANTENNA     PROTO-SE-BA-28.0-SB         871379-  MPS-139                FT
ANTENNA     PROTO-SE-BA-35.0-SB         654707-  MPS-139          6537  FT
ANTENNA     PROTO-SE-BA-35.0-SB-GAL     941667-  MPS-139                FT
ANTENNA     SE-BA-35.0X2.446-FORMED     554513-                   6534  PC
ANTENNA     SE-BA-35.0X64.0-PU-COATED   584681-                   6537  FT
ANTENNA     SE-BA-35.0X86.5-PU-COATED   060197-                   6537  FT

CATEGORY     PARTDESC                     PCNMOD        SPEC       CSR   UOM

FASTENERS    DTC-5236443-1                181119-  DTC-5236443           PC
FASTENERS    DTC-5236443-2                718361-  DTC-5236443           PC
OTHER        ALLOY-BB-1.350-BAR           232835-                        LB
OTHER        ALLOY-BH-0.250-BAR           052895-                        FT
OTHER        ALLOY-K-2.250-BAR            565845-                        LB
OTHER        PROT-CW20-BB-7X200-STRIP     974921-  DW 94634        6538  FT
                                                   SYMBIOSIS
OTHER        PROTO-ALLOY-BB-7X35-STRP     655001-  055001 CARDIAC  6539  FT
                                                   PATHWAYS
OTHER        ST-JUDE-320380-001           635821-  MED07-03-00-00  6511  PC
OTHER        ST-JUDE-320437               229809-  MED07-02-00-00  6521  PC
OTHER        WORDS-CLUB                   431746-  925451                PC

CATEGORY    PARTDESC                       PCNMOD   SPEC          CSR   UOM

TUBES       PROT-TB-BB-17.5X24X37.88       483629-  MPS-127       6510  PC
TUBES       PROT-TB-BB27.2X35.3X34.38      722267-  MPS-127       6516  PC
TUBES       PROT-TUB-BB-10.7X16XSAMP       628367-  MPS-127             FT
TUBES       PROT-TUB-BB-115X150X15.31      953923-  MPS-136             PC
TUBES       PROT-TUB-BB-148X200X15.31      605311-  MPS-136             PC
TUBES       PROT-TUB-BB-17.5X24XSAMP       830085-  MPS-127             FT
TUBES       PROT-TUB-BB-18.5X24XSAMP       543053-  MPS-127             FT
TUBES       PROT-TUB-BB-38.4X48XSAMP       458439-  MPS-127             FT
TUBES       PROT-TUB-BB-62.5X78XSAMP       707087-  MPS-127             FT
TUBES       PROT-TUB-BB-81.6X102XSAM       147873-  MPS-127             FT
TUBES       PROT-TUB-BB-9.3X14X72.83       946053-  MPS-127       6518  PC
TUBES       PROT-TUB-BB-9.3X14X98.425      977183-  MPS-127             PC
TUBES       PROT-TUB-BB-13X19.5X.25        029165-  MPS-127             PC
TUBES       PROT-TUB-BB-13X19.5X.35        536271-  MPS-127             PC
TUBES       PROT-TUBE-TUB-ST.JUDE862-0012  148031-  118-0412      6533  PC
                                           ST JUDE SPEC
TUBES       PROT-TUBE-BB-10X15X72.83       426395-  MPS-127       6517  PC
TUBES       PROT-TUBE-BB-10X15XSAMPL       775899-  MPS-127             FT
TUBES       PROT-TUBE-BB-10X17X70.85       673061-  MPS-127             PC
TUBES       PROT-TUBE-BB-11.3X17XSAMP      420189-  MPS-127             FT
TUBES       PROT-TUBE-BB-12X18XSAMPL       380121-  MPS-127             FT
TUBES       PROT-TUBE-BB-28X35XSAMPL       365363-  MPS-127             FT
TUBES       PROT-TUBE-BB-32X40X23.62       585259-  MPS-127             PC
TUBES       PROT-TUBE-BB-32X40X25.78       510401-  MPS-127             PC
TUBES       PROT-TUBE-BB-32X40X37.59       179049-  MPS-127             PC
TUBES       PROT-TUBE-BB-32X40X49.40       092993-  MPS-127             PC
TUBES       PROT-TUBE-BB-48X60XSAMPL       689869-  MPS-127             FT
TUBES       PROT-TUBE-BB-53X66.3X39.6      957687-  MPS-127             PC
TUBES       PROT-TUBE-BB-53X66.3XSAMP      357643-  MPS-127             FT
TUBES       PROT-TUBE-BB-70X91XSAMPL       743883-  MPS-127             FT
TUBES       PROT-TUBE-BB-7X11.9XSAMP       164963-  MPS-127             FT
TUBES       PROT-TUBE-BB-9.3X14X3.38       851235-  MPS-127       6535  PC
TUBES       PROT-TUBE-BB-9.3X14XSAMPL      060229-  MPS-127             FT
TUBES       PROT-TUBE-BB90.4X113XSAM       446255-  MPS-136             FT
TUBES       PROT-TUBEBB19.2X24X61.28       933343-  57-0001-2901  6519  PC
TUBES       PROTO-TUBE-BB-10X15X60         707359-  MPS-127             PC
TUBES       PROTO-TUBE-BB-10X17X60         136443-  MPS-127             PC
TUBES       PROTO-TUBE-BB-10X17X70.85      673061-  MPS-127             PC
TUBES       PROTO-TUBE-BB-12X18X144        134081-  MPS-127             PC
TUBES       PROTO-TUBE-BB-12X18X2          983365-  CARDIAC       6542  PC
                                                    PATHWAYS
TUBES       PROTO-TUBE-BB-16.2X21X80       003573-  MPS-127             PC
TUBES       PROTO-TUBE-BB-16.9X22X36       452947-  MPS-127             PC
TUBES       PROTO-TUBE-BB-16X24X12         394955-  MPS-127             PC
TUBES       PROTO-TUBE-BB-16X24X4          401037-  MPS-127       6515  PC
TUBES       PROTO-TUBE-BB-16X24X72         676077-  MPS-127             PC
TUBES       PROTO-TUBE-BB-16X24XSAMP       394955-  MPS-127             PC
TUBES       PROTO-TUBE-BB-21X26.3X46       599107-  MPS-127             PC
TUBES       PROTO-TUBE-BB-21X26.3X72       427851-  MPS-127             PC
TUBES       PROTO-TUBE-BB-32X40X132        468941-  MPS-127             PC
TUBES       PROTO-TUBE-BB-32X40X32         744021-  MPS-127             PC
TUBES       PROTO-TUBE-BB-40X60X12         906527-  MPS-127             PC
TUBES       PROTO-TUBE-BB-70X91X24         919747-  MPS-127             PC
TUBES       PROTO-TUBE-BB-9X13X60          598619-  MPS-127             PC
TUBES       PROTO-TUBE-BB-X-26.3-X-24      715391-  MPS-127             PC
TUBES       TUBE-BB-40X60X40               919931-  RM0263002     6512  PC
                                                    BARD
TUBES       TUBE-BB-9.6X14.1X1.57          331163-  RM2006197     6514  PC
                                                    ACS

CATEGORY    PARTDESC                            PCNMOD    SPEC      CSR    UOM

WIRE        ALLOY-B-0.022-WIRE                  292693-                    FT
WIRE        ALLOY-B-0.041-WIRE                  438469-  MPS-134     6508  FT
WIRE        ALLOY-B-0.050-WIRE                  319243-                    FT
WIRE        ALLOY-B-0.077-WIRE                  716039-                    FT
WIRE        ALLOY-BB-0.019X0.125-STRP           345175-                    FT
WIRE        ALLOY-BB-0.0285-WIRE                947259-  MPS-109     6502  FT
WIRE        ALLOY-BB-0.041-WIRE                 904809-  MPS-109     6502  FT
WIRE        ALLOY-BB-0.050-WIRE                 735557-                    FT
WIRE        ALLOY-BB-0.300-ROD                  642025-                    FT
WIRE        ALLOY-K-0.0525-WIRE                 532581-                    FT
WIRE        ALLOY-K-0.150-WIRE                  349813-  MPS-130           FT
WIRE        ALLOY-K-0.250-WIRE                  776544-                    LB
WIRE        ALLOY-KA-0.0236-WIRE                401703-                    FT
WIRE        ALLOY-X-0.078-WIRE                  791205-                    FT
WIRE        ANNEALED-K-150                      349813-  MPS-130           FT
WIRE        ANNEALED-K-50.0                     844650-  MPS-130           FT
WIRE        ARCH-BB-10                          234475-  MPS-106           FT
WIRE        ARCH-BB-12                          914791-  MPS-106           FT
WIRE        ARCH-BB-14                          818547-  MPS-106     6502  FT
WIRE        ARCH-BB-14-A                        540671-  MPS-106           FT
WIRE        ARCH-BB-16                          010355-  MPS-106     6502  FT
WIRE        ARCH-BB-16-A                        201123-  MPS-106           FT
WIRE        ARCH-BB-16X16                       463499-  MPS-106     6502  FT
WIRE        ARCH-BB-16X16-A                     292613-  MPS-106           FT
WIRE        ARCH-BB-16X22                       247393-  MPS-106     6502  FT
WIRE        ARCH-BB-16X22-A                     121479-  MPS-106           FT
WIRE        ARCH-BB-17X25                       027399-  MPS-106     6502  FT
WIRE        ARCH-BB-17X25-A                     960975-  MPS-106           FT
WIRE        ARCH-BB-18                          069883-  MPS-106     6502  FT
WIRE        ARCH-BB-18-A                        128977-  MPS-106           FT
WIRE        ARCH-BB-18X18                       121083-  MPS-106     6502  FT
WIRE        ARCH-BB-18X25                       649715-  MPS-106     6502  FT
WIRE        ARCH-BB-19X25                       969787-  MPS-106     6502  FT
WIRE        ARCH-BB-19X25-A                     178667-  MPS-106           FT
WIRE        ARCH-BB-20                          862511-  MPS-106     6502  FT
WIRE        ARCH-BB-21X25                       521999-  MPS-106     6502  FT
WIRE        ARCH-BB-21X25-A                     939909-  MPS-106           FT
WIRE        ARCH-BB-9                           386847-  MPS-106           FT
WIRE        GUIDE-BB-10                         537487-  MPS-118           FT
WIRE        GUIDE-BB-12                         876357-  MPS-118           FT
WIRE        GUIDE-BB-14                         910413-  MPS-118           FT
WIRE        GUIDE-BB-16                         452725-  MPS-118           FT
WIRE        GUIDE-BB-18                         814169-  MPS-118           FT
WIRE        GUIDE-BB-20                         566597-  MPS-118           FT
WIRE        GUIDE-BB-20.0-POLISH                595887-  MPS-118           FT
WIRE        GUIDE-BB-21                         753463-  MPS-118           FT
WIRE        GUIDE-BB-24                         849525-  MPS-118           FT
WIRE        GUIDE-BB-26.7                       863549-  MPS-118           FT
WIRE        GUIDE-BB-26.7-3.75                  096851-  MPS-118           PC
WIRE        GUIDE-BB-28                         156383-  MPS-118           FT
WIRE        GUIDE-BB-30.0                       739161-  MPS-118           FT
WIRE        GUIDE-BB-33.5                       060211-  MPS-118           FT
WIRE        GUIDE-BB-35                         768069-  MPS-118           FT
WIRE        GUIDE-BB-35.4-SB                    587541-  MPS-118           FT
WIRE        GUIDE-BB-40                         996373-  MPS-118           FT
WIRE        GUIDE-BB-41.0                       838193-  MPS-118     6523  FT
WIRE        GUIDE-BB-46.5                       940353-  MPS-118           FT
WIRE        GUIDE-BB-5                          180831-  MPS-118           FT
WIRE        GUIDE-BB-5.5                        643115-  MPS-118           FT
WIRE        GUIDE-BB-52                         004569-  MPS-118           FT
WIRE        GUIDE-BB-53                         998585-  MPS-118           FT
WIRE        GUIDE-BB-59.0                       055859-  MPS-118           FT
WIRE        GUIDE-BB-6                          572425-  MPS-118           FT
WIRE        GUIDE-BB-7                          601635-  MPS-118           FT

CATEGORY    PARTDESC                  PCNMOD   SPEC     CSR   UOM

WIRE        GUIDE-BB-72               105095-  MPS-118        FT
WIRE        GUIDE-BB-78.6             223521-  MPS-118        FT
WIRE        GUIDE-BB-8                019479-  MPS-118        FT
WIRE        GUIDE-BB-8-26             771635-  MPS-118        PC
WIRE        GUIDE-BB-9.8-X-16         186637-  MPS-118        PC
WIRE        GUIDE-BC-10               239517-  MPS-124        FT
WIRE        GUIDE-BC-13.2             380771-  MPS-124  6505  FT
WIRE        GUIDE-BC-13.5-HT-BLK      204827-  MPS-124        FT
WIRE        GUIDE-BC-13.8-BLK         770639-  MPS-124  6505  FT
WIRE        GUIDE-BC-14.0-HT-BLK      560943-  MPS-124        FT
WIRE        GUIDE-BC-15.2             984371-  MPS-124  6505  FT
WIRE        GUIDE-BC-16.2             432877-  MPS-124  6505  FT
WIRE        GUIDE-BC-17.2             129963-  MPS-124  6505  FT
WIRE        GUIDE-BC-18.0-85-HT-BLK   855885-  MPS-124        PC
WIRE        GUIDE-BC-18.0-HT-BLK-60   098599-  MPS-124        PC
WIRE        GUIDE-BC-20.0-BLK         346263-  MPS-124  6505  FT
WIRE        GUIDE-BC-20.0-HT-BLK      556695-  MPS-124        FT
WIRE        GUIDE-BC-21               234045-  MPS-124        FT
WIRE        GUIDE-BC-22.0-BLK         580563-  MPS-124  6505  FT
WIRE        GUIDE-BC-22.5             547935-  MPS-124        FT
WIRE        GUIDE-BC-24-BLK           219411-  MPS-124        FT
WIRE        GUIDE-BC-24.0             893339-  MPS-124  6505  FT
WIRE        GUIDE-BC-24.0-85-HT-BLK   055467-  MPS-124        PC
WIRE        GUIDE-BC-24.0-HT-BLK      927117-  MPS-124        FT
WIRE        GUIDE-BC-26.0             555761-  MPS-124  6505  FT
WIRE        GUIDE-BC-27.0-HT-BLK      518813-  MPS-124        FT
WIRE        GUIDE-BC-28.0-HT-BLK-60   678857-  MPS-124        PC
WIRE        GUIDE-BC-34.0-HT-BLK      674985-  MPS-124        FT
WIRE        GUIDE-BC-35.0-BLK         863771-  MPS-124        FT
WIRE        GUIDE-BC-38.0-BLK         241703-  MPS-124        FT
WIRE        GUIDE-BC-47.0             071623-  MPS-124        FT
WIRE        HOOK-T-3.83               397438-  MPS-104  6501  PC
WIRE        HOOK-T-4.83               149990-  MPS-104  6501  PC
WIRE        HOOK-T-5.83               907722-  MPS-104  6501  PC
WIRE        HOOK-T-8.83               801255-  MPS-104  6501  PC
WIRE        PROTO-BTR-BB-12.0         855785-  MPS-140        FT
WIRE        PROTO-BTR-BB-14.0         416663-  MPS-140        FT
WIRE        PROTO-BTR-BB-16.0         209781-  MPS-140        FT
WIRE        PROTO-BTR-BB-16.0-X-22.0  404141-  MPS-140        FT
WIRE        PROTO-BTR-BB-16.0X16.0    320765-  MPS-140        FT
WIRE        PROTO-BTR-BB-17.0-X-25.0  525897-  MPS-140        FT
WIRE        PROTO-BTR-BB-17.7         372895-  MPS-140        FT
WIRE        PROTO-BTR-BB-17.7-X-17.7  511753-  MPS-140        FT
WIRE        PROTO-BTR-BB-17.7-X-25.0  171579-  MPS-140        FT
WIRE        PROTO-BTR-BB-19.0-X-25.0  761403-  MPS-140        FT
WIRE        PROTO-BTR-BB-20.0         215959-  MPS-140        FT
WIRE        PROTO-BTR-BB-20.0X20.0    109559-  MPS-140        FT
WIRE        PROTO-BTR-BB-21.0-X-25.0  312787-  MPS-140        FT
WIRE        PROTO-CW25-BB-16.0X16.0   013905-  MPS-137        FT
WIRE        PROTO-CW25-BB-16.0X22.0   043527-  MPS-137        FT
WIRE        PROTO-CW45-BB-12.1        927511-  MPS-137        FT
WIRE        PROTO-CW45-BB-14.1        859715-  MPS-137        FT
WIRE        PROTO-CW45-BB-16.1        651549-  MPS-137        FT
WIRE        PROTO-CW45-BB-18.1        914067-  MPS-137        FT
WIRE        PROTO-SE-BA-23.4-HS-BLK   074999-  MPS-139        FT
WIRE        PROTO-SE-BA-30.0          126365-  MPS-139        FT
WIRE        PROTO-SE-BA-31.3-HS-BLK   758807-  MPS-139        FT
WIRE        PROTO-SE-BA-40.1-HS       754589-  MPS-139        FT
WIRE        PROTO-SE-BA-47.1-HS       550151-  MPS-139  6536  FT

Category  Part/Description                              Price to Raychem*

Other     Alloys A, J & C Barstock
          Per Agreement with A.F. Aerospace
          dated July 26, 1993

Other     Alloy J for Nuclear Electric per License
          Agreement between Raychem Limited
          and Nuclear Electric PLC dated
          August 19, 1991


* NOTE: PRICES TO RAYCHEM OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   EXHIBIT C

                            INITIAL ORDER COMMITMENT

======================================================================
                                      COMMITMENT FOR FISCAL YEAR ENDED
                                              JUNE 30, 1997 ($K)
                                      --------------------------------
    PRODUCT & RELEVANT AGREEMENT       Q1     Q2     Q3     Q4   TOTAL
----------------------------------------------------------------------
Tinel-Lock (Tinel-Lock Supply           246    290    276   276   1088
 Agreement)

Tinel Products (Private                 773    935   1114  1114   3936
 Label/Distribution Agreement)

Tinel-Lock OR other Tinel Products       --     --    100   100    200
 (Agreement As Appropriate)
   TOTAL:                              1019   1225   1489  1489   5224
======================================================================

                                   EXHIBIT D

               RAYCHEM'S STANDARD TERMS & CONDITIONS OF PURCHASE

1. TERMS OF AGREEMENT

1.1. This Purchase Order (including any attachments) constitutes Buyer's offer to purchase the goods, services and/or other property described on the front of this form ("Products"). Acceptance may occur by (i) Seller's promise to ship, or
(ii) Seller's shipment of some or all of the Products.

1.2. Buyer limits Seller's acceptance of this Purchase Order to the terms and conditions of this Purchase Order and any related agreement signed by Buyer. Buyer objects to any additional or different terms or conditions proposed by Seller.

2. PRICES

The price set forth in this Purchase Order for the Products is the entire amount owed by Buyer to Seller for the purchase of the Products. The price includes all of Seller's charges, including packing, shipping, in-transit insurance, and taxes. The price is the best price available for the Products with respect to similarly situated customers of Seller purchasing comparable quantities of the same or similar products.

3. PACKING AND DELIVERY
3.1. Seller shall ship the Products as instructed by Buyer. Receiving dates stated in this Purchase Order are firm.
3.2. Seller shall pack and ship the Products in accordance with commercial standards and government regulations.

3.3. Seller shall make domestic shipments in full compliance with (i) the Uniform Commercial Code as in existence at the location of shipment, and (ii) if by truck, the National Motor Freight Classification. Seller shall make international shipments in full compliance with Incoterms.

3.4.  Seller shall consolidate on one bill of lading all shipments that are made
(i) on the same day, (ii) by the same carrier, and (iii) on the same terms of sale.

4. TITLE AND RISK OF LOSS
Deliveries shall be F.O.B. Buyer. Title and risk of loss or damage shall pass to Buyer upon Buyer's actual receipt of the Products.

5. INSPECTION AND ACCEPTANCE OF PRODUCTS

5.1. Buyer and Buyer's customers may inspect the Products at any reasonable time and at any reasonable place, including Seller's location. Any inspection is provisional only and does not constitute final acceptance. All Products are subject to final inspection and testing by Buyer after receipt.

5.2. Buyer shall have a reasonable time, of not fewer than 30 days after its receipt of the Products (the "Inspection Period"), to inspect the Products. During the Inspection Period Buyer may reject the Products, or revoke any prior acceptance based on any nonconformity of the Products.

5.3. If Buyer's customer has a right to inspect the Products, the Inspection Period shall not begin until Buyer's customer has actually received the Products.

6.  PAYMENT TERMS

Purchases are on open account credit. Payment terms for sales on open account begin on the later of receipt of an invoice or receipt of the Products by Buyer. Buyer's standard payment terms are net 45 days.

7.  WARRANTY

7.1. Seller warrants that the Products (i) are free from defects in design, material fabrication, and workmanship, (ii) conform to all samples and specifications (furnished by Seller or Buyer) for the Products, (iii) are fit for Buyer's intended use, and (iv) are free of liens and encumbrances when shipped to Buyer.

7.2. This warranty extends to the future performance of the Products, to Buyer and its successors, assigns, and customers.

8.  PROPRIETARY INFORMATION

8.1. "Proprietary Information" includes any information obtained from Buyer (i) that is of a confidential or proprietary nature, (ii) that is not readily available to Buyer's competitors and, (iii) that, if known by a competitor of Buyer, might lessen any competitive advantage of Buyer or give such competitor a competitive advantage.

8.2. Buyer retains ownership of all Proprietary Information. Seller shall not disclose, duplicate or reproduce any Proprietary Information nor shall Seller use any Proprietary Information other than in the course of performing under this Purchase Order.

9.  PROPERTY FURNISHED BY BUYER

9.1. Seller shall bear all risk of loss or damage to any property furnished by Buyer to Seller in connection with the performance of this Purchase Order, until the property is returned to Buyer. Seller shall not remove any safety features of the property or modify it in any way. Buyer does not warrant the property that it furnishes.

9.2. Seller shall cause (i) its General Liability Insurance Policy issued with respect to the use of the property to name Buyer as an additional insured, and
(ii) its All-Risk Insurance Policy to name Buyer as a loss payee for the full replacement value of the property.

9.3. Seller shall use the property only in the performance of Seller's obligations under this Purchase Order. The property shall remain the property of Buyer and shall be labeled as Buyer's property. Upon completion or termination of this Purchase Order, Seller shall return all of Buyer's properly in good condition.

                              RAYCHEM CORPORATION
                        TERMS & CONDITIONS OF PURCHASE
                             REVISED JANUARY, 1995


10. WORK BY SUPPLIERS, CONTRACTORS, OR SUBCONTRACTORS ON BUYER PREMISES

10.1. Suppliers, contractors, or subcontractors ("Third Parties") while performing work on Buyer's premises, shall perform the work in accordance with all applicable (i) laws and regulations, and (ii) Buyer's work rules and work permit procedures for the facility.

10.2. Third Parties shall review and comply with Buyer's General Environmental, Occupational Health, and Safety ("EHS") Rules and Rules Concerning Specialized EHS Controls.

10.3. Third Parties shall advise Buyer's project manager at least one business day prior to commencing work on Buyer's premises.

10.4. Third Parties shall not dispose of wastes, unused materials, debris, packaging, or scrap materials on Buyer's premises.

10.5. Third Parties shall immediately report to Buyer any (i) violations of local laws, regulations, or Buyer's rules, or (ii) injury to an employee of a Third Party.

10.6. Buyer may immediately stop a Third Party from continuing any work on Buyer's premises if Buyer deems the work to be unsafe, potentially harmful to the environment, or not in compliance with local regulations or rules. Buyer shall not be liable to Seller for any penalties or other amounts incurred (including labor costs, equipment rental or lost profits or bonuses) in any way related to a work stoppage.

11.  INDEMNITY

11.1. Seller shall indemnify Buyer against any general, consequential, incidental or special damages incurred by Buyer arising from (i) any actual or alleged defect or nonconformity in any Product, (ii) the incorrectness of a representation or warranty made by Seller, or (iii) any other breach of this Purchase Order by Seller.

11.2. Seller shall settle or defend. and pay costs and damages arising from, any claim, suit, or proceeding against Buyer based on an allegation that any Products infringe any United States or foreign patent, trademark, copyright, or other property right.

12. MISCELLANEOUS

12.1. Non-Waiver of Default. No failure by Buyer to insist on strict performance of any term or condition of this Purchase Order shall constitute a waiver of that term or condition or any breach of that term or condition.

12.2. Applicable Law. This agreement shall be governed by and construed in accordance with the internal laws of the State of California, U.S.A.
12.3. No Assignment. Seller may not assign or transfer, in whole or in part. by operation of law or otherwise, this Purchase Order or any interest in it.

12.4. Entire Agreement. This Purchase Order and any documents referred to herein are the final, complete, and exclusive statement of the terms of the agreement of the parties concerning the subject matter of those documents.

12.5. Modifications. This Purchase Order may be modified only by a written agreement of Seller and Buyer, provided that Buyer may make non-material changes by giving Seller three business days written notice.

12.6. Notices. All notices and other communications hereunder shall be in writing.

12.7. Expenses and Fees. Seller shall pay all of Buyer's attorneys' and other fees and costs incurred in enforcing Seller's obligations under this Purchase Order.

12.8. Time of Essence. Time is of the essence for Seller's obligations under this Purchase Order.

12.9. English Language. All correspondence pertaining to this Purchase Order shall be in the English language.

13.  COMPLIANCE WITH ENVIRONMENTAL AND SAFETY LAWS

13.1. General. Seller shall, upon request, provide environmentally related information concerning the materials used in the Products and packaging.

13.2. Material Safety Data Sheet. Unless exempted by applicable state and federal law, the Seller shall provide, before or with each initial shipment and before bringing any hazardous materials onto Buyer's premises, a Material Safety Data Sheet ("MSDS") for each Product. Each container shall also be labeled with appropriate hazard warnings. The MSDSs and labels shall meet applicable state and federal requirements, including the Federal Hazard Communications Standard (29 Code of Federal Regulations 1910).

13.3. Proposition 65. Seller shall not include in the Products any substance regulated by The Safe Drinking Water and Toxic Enforcement Act of 1986 ("Proposition 65") unless adequate warning, as required by Proposition 65, is provided.

13.4. TSCA. Products supplied by the Seller shall comply with the federal Toxic Substance Control Act ("TSCA"). Seller certifies to Buyer that any chemical substance or mixture provided to Buyer is included on the TSCA Inventory.

14.  COMPLIANCE WITH LAWS GENERALLY

14.1. General. Seller represents that it is in compliance and agrees to comply with all applicable federal, state, and local laws and regulations, including those listed in Section 17.

14.2. Government Business. Seller represents that it has not been debarred, suspended, or proposed for debarment from United States government business.

14.3. NAFTA. Seller shall provide Buyer with a Certificate of Origin pursuant to Chapter 5 of the North American Free Trade Agreement as implemented in the United States. Seller shall maintain all appropriate records to satisfy NAFTA requirements. Seller shall indemnify Buyer against any general, consequential, incidental or special

                              RAYCHEM CORPORATION
                        TERMS & CONDITIONS OF PURCHASE
                             REVISED JANUARY, 1995

damages incurred by Buyer arising from Seller's failure to comply with NAFTA.

14.4. Certificate of Compliance. Seller shall execute and deliver to Buyer upon request a Certificate of Compliance with Contract Terms, certifying Seller's full compliance with each and every requirement imposed upon Seller by this Purchase Order and by applicable laws, regulations, and industry standards.

15. GOVERNMENT CONTRACTS

  Seller understands and acknowledges that (i) Products may be used by Buyer in the performance by Buyer of its prime contracts and subcontracts where the U.S. Government is an end user, and (ii) Buyer may be required to make representations and certifications under these contracts which rely on Seller's compliance with certain U.S. Iaws and regulations, including compliance with the laws listed in this Purchase Order. The following clauses (as set forth in the identified locations) are incorporated into this Purchase Order: "Restrictions on Subcontractor Sales to the Government" FAR 52.203-6; "Anti-kickback Procedures" FAR 52.203-7; "Certification and Disclosure Regarding Payments to Influence Certain Federal Transactions" - FAR 52.203-11; "Security Requirements"
- FAR 52.2042; "New Material" FAR 52.210-5; "Defense Priority and Allocation Requirements" - FAR 52.212-8; "Subcontractor Cost or Pricing Data" - FAR 52.215-24; "Utilization of Small Business Concerns and Small Disadvantaged Business Concerns" FAR 52.219-8; "Small Business and Small Disadvantaged Business Subcontracting Plan" - FAR 52.219-9; "Utilization of Women-Owned Small Businesses" - FAR 52.219-13; "Notice to the Government of Labor Disputes" -FAR 52.222-1; "Contract Work Hours and Safety Standards Act - Overtime Compensation
- General" - FAR 52.222-4; "Walsh-Healey Public Contracts Acts" - FAR 52.222-20; "Certificate of Nonsegregated Facilities" - FAR 52.222-21; "Previous Contracts and Compliance Reports" - FAR 52.222-22; "Equal Opportunity" - FAR 52.222-26; "Affirmative Action for Special Disabled and Vietnam Era Veterans" -FAR 52.222-35; "Affirmative Action for Handicapped Workers" - FAR 52.222-36; "Employment Reports on Special Disabled Veterans and Veterans of the Vietnam Era" - FAR 52.222-37 (if this order exceeds $100,000); "Clean Air and Water" - FAR 52.223-2; "Certification Regarding a Drug-Free Workplace" - FAR 52.223-5, "Buy American Act - Supplies" - FAR 52.225-3; "Notice and Assistance Regarding Patent and Copyright Infringement" - FAR 52.222-2; "Limitation of Liability" - FAR 52.246-23.

                                   EXHIBIT E


                       PACKAGING & LABELING REQUIREMENTS

  Labeling requirements are contained in the MPS (Metals Product Specifications) specifications and customer specifications in Exhibit B. Standard packaging is generally on spools for wire and strip, and in tubes or coiled in bags for microtubing. Special packaging and labeling may be required from time to time and will be called out on individual purchase orders per customer requirements.

                                   EXHIBIT F


                            TEST REPORT REQUIREMENTS

  Certifications and test reports are required on each shipment if specified in the purchase order. Certifications and test report requirements are contained in Exhibit B in the MPS (Metals Product Specifications) and customer specifications. Special certifications and test reports may be required from time to time and will be called out in individual purchase orders per customer requirements.

                                   EXHIBIT G

                          SELLER'S EXISTING CUSTOMERS


            Memry Corporation

4/30/96      9:03 AM

                                Exhibit G
Cust
Number       Customer Name

 278         American Standard, Inc.
4990         McDonnell Douglas Helicopter Sys.
 460         United States Surgical Corp.
 338         American Standard, Inc. - Mktg
 580         Wright Machine Corp.
 387         NASA Langley Research Center

[NOTE: ALL OTHER CUSTOMER NAMES AND NUMBERS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.]

                                   EXHIBIT H

                      ELECTRICAL AND ELECTRONIC ASSEMBLIES

                    The Levels of Electrical and Electronic
                           Packaging Interconnection


LEVEL ONE:  DEVICE TO PACKAGE

               This level includes connections inside a component package between a basic circuit element and its lead, such as the link between a semiconductor chip and its package lead frame.


LEVEL TWO:  COMPONENT LEAD TO CIRCUITRY

               Connections between a component lead and a printed circuit board and/or point-to-point wiring by means of permanent or separable interconnects are typical at Level Two and are exemplified by various kinds of sockets.


LEVEL THREE:  BOARD-TO-BOARD

               At this level, connections between two or more printed circuit boards, typically motherboard/daughterboard or backplane connections, by means of permanent or separable interconnects and/or cable assemblies, are common.


LEVEL FOUR: SUBASSEMBLY TO SUBASSEMBLY

               Connections between two subassemblies such as a power supply and an associated subassembly, including the connectors on each subassembly and the cable assembly between them, or wire-to-wire connections are typical at this level.


LEVEL FIVE: SUBASSEMBLY TO INPUT/OUTPUT (I/O) PORT

               Level Five includes connections for power or signal transmission from a major subassembly to an input/output port, such as the link between a computer and a printer or other type of peripheral equipment.



LEVEL SIX:  SYSTEM TO SYSTEM

               Connections between physically separated systems occur at Level Six. The links that interconnect components of a local area network are typical examples.

                                   EXHIBIT I

                              AGREEMENTS OF BUYER

  Material Agreement with Centurion International, Inc.

  License Agreement dated July 26, 1993 between AF Aerospace and Raychem Corporation

  U.S. Surgical Corporation Purchase Orders if not assigned

  License Agreement dated August 19, 1991 between Nuclear Electric PLC and Raychem Limited

  Supply Agreement dated August 4, 1995 between St. Jude Medical, Inc., Cardiac Assist Division and Raychem Corporation (assigned to Bard)

  Any open Purchase Orders from customers as of June 28, 1996

                                   EXHIBIT I


[NOTE: CHART SETTING FORTH CUSTOMER NAMES AND PRODUCT SPECIFICATIONS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.]

                                   EXHIBIT J

                             NEW PRODUCT AMENDMENT


A.  Date:  __________________

B.  New Product Identification: _______________________________

  ___________________________________________________________

  ___________________________________________________________

C.  New Product Specifications: _______________________________

  ___________________________________________________________

  ___________________________________________________________

       WHEREAS, Raychem Corporation ("Buyer") and Memry Corporation ("Seller") are parties to that certain Amended and Restated Private Label/Distribution Agreement effective as of December 20, 1996 (the "Private Label Agreement"); and

       WHEREAS, Buyer and Seller have agreed that their respective Product Managers (as such term is defined in the Private Label Agreement) may add new products and specifications for such products to the list of products to be sold pursuant to the Private Label Agreement; and

       WHEREAS, the undersigned are the duly designated Project Managers for Buyer and Seller, respectively:

       IT IS HEREBY AGREED:

       1.   That Exhibit A to the Private Label Agreement is hereby amended to
                 ---------
add the new product(s) listed in (or incorporated into) item B of this New Product Amendment (the "New Product"), and that the New Product shall from and after the date indicated in item A hereof (the "Effective Date") be a Product (as such term is defined in the Private Label Agreement) for all purposes under such Private Label Agreement.

       2.   That Exhibit B to the Private Label Agreement is hereby amended to
                 ---------
add the New Product specifications set forth in (or incorporated into) item C of this New Product Amendment (the "New Specifications"), and that the New Specifications shall from and after the Effective Date be a part of the Private Label Agreement for all purposes.

       3. Except as specifically set forth in this New Product Amendment, the terms of the Private Label Agreement and the exhibits and schedules thereto shall remain unmodified and in full force and effect.

       IN WITNESS WHEREOF, the parties have executed this New Product Amendment as of the date first above written.

       MEMRY CORPORATION            RAYCHEM CORPORATION



  By:  ______________________  By:  ________________________
       Product Manager              Product Manager


cc:  James G. Binch
  Tom Klopack
  Raychem Legal Department

                                   EXHIBIT K

                            ORDER COMMITMENT EXAMPLE


===================================================================================================================================

                 A                B         C          D          E          F         G         H         I         J       K    L
 1                                                                               Exhibit K
 2                                                                       Order Commitment Example
 3                                                             Projected Dollar Volume for Indicated Quarter
 4                                         P (Present)P+1        P+2        P+3       P+4       P+5       P+6       P+7     P+8  P+9

                                       ----------   -------  -----------  --------  --------  --------  --------  --------  ---  ---


 5  Quarter P Forecast:
    ---------------------------
 6  Tinel Lock                            A/P/       B/P/       C/P/        D/P/      E/P/      F/P/
 7  Other Tinel                           a/P/       b/P/       c/P/        d/P/      e/P/      f/P/
 8
 9  Quarter P+1 Forecast:
    ---------------------------
10  Tinel Lock                                      B/P+1/     C/P+1/      D/P+1/    E/P+1/    F/P+1/         G/P+1/
11  Other Tinel                                     b/P+1/     c/P+1/      d/P+1/    e/P+1/    f/P+1/         g/P+1/
12
13  Quarter P+2 Forecast:
    ---------------------------
14  Tinel Lock                                                 C/P+2/      D/P+2/    E/P+2/    F/P+2/    G/P+2/    H/P+2/
15  Other Tinel                                                c/P+2/      d/P+2/    e/P+2/    f/P+2/    g/P+2/    h/P+2/
16  At quarter P+2, Required Take is the largest number resulting from the following calculations:
    ---------------------------------------------------------------------------------------------
17
18  At Quarter P+2:
    ---------------------------
19  Tinel Lock                                                .95C/P+2/      or
                                                                          --------
20                                                           .65(C/P+1/ + c/P+1/) - (volume of other Tinel products         or
21                                                           .25(C/P/ + c/P/) - (volume of other Tinel products ordered in such quarter)


22
23  Other Tinel                                               .85C/P+2/      or
                                                                          --------
24                                                           .65(C/P+1/ + c/P+1/) - (volume of other Tinel-Lock products    or
                                                             ordered in such quarter)                                       ---
25                                                           .25(C/P/ + c/P/) - (volume of other Tinel-Lock products ordered in such quarter)
====================================================================================================================================



====================================================================================================================================

         A          B            C           D       E          F            G         H      I      J      K      L
 1                                                                  Exhibit K
 2                                                          Order Commitment Example
 3                                                Projected Dollar Volume for Indicated Quarter
 4                          P (Present)     P+1     P+2        P+3          P+4       P+5    P+6    P+7    P+8    P+9
                           -------------   -----  -------  ------------  ----------  -----  -----  -----  -----  -----
26                         (Assumes in each case that no "overpurchases" of either Tinel Lock or Other Tinel products
27                                             reduces the minimum take requirement for the other)
28  Quarter P Forecast:
29  Tinel Lock                       100     100      100           500         500    500           100
30  Other Tinel                      100     100      100           500         500    500           100
31  Required Take:
32  Tinel-Lock                        95      95       65           125           0      0             0
33  Other Tinel                       85      85       65           125           0      0             0
34
35
36  Quarter P+1 Forecast:
37  Tinel-Lock                               100      100           500         500    500     50    100
38  Other Tinel                              100      100           500         500    500     50    100
39  Required Take:
40  Tinel-Lock                                95       95       325/125         125      0      0      0
41  Other Tinel                               85       85       325/125         125      0      0      0
42
43
44  Quarter P+2 Forecast
45  Tinel-Lock                                        100           100          50    500    100    100    100
46  Other Tinel                                       100           100          50    500    100    100    100



47  Required Take:
48  Tinel-Lock                                      95/65    95/325/125    32.5/125    125      0      0      0
49  Other Tinel                                     85/65    85/325/125    32.5/125    125      0      0      0
50
51
====================================================================================================================================



====================================================================================================================================

        A        B          C         D     E         F            G            H           I        J    K     L
 1                                                             Exhibit K
 2                                                      Order Commitment Example
 3                                           Projected Dollar Volume for Indicated Quarter
 4                    P (Present)    P+1   P+2       P+3          P+4          P+5         P+6      P+7  P+8   P+9
                      ------------   ----  ----  -----------  ------------  ----------  ----------  ---  ----  ---
52                     (Assumes in each case that no "overpurchases" of either Tinel Lock or Other Tinel products
53                                        reduces the minimum take requirement for the other)
54
55  Quarter P+3 Forecast:
56  Tinel Lock                                           100             0         100         100  100   100  100
57  Other Tinel                                          100             0         100         100  100   100  100
58  Required Take:
59  Tinel-Lock                                    95/325/125    0/32.5/125      65/125          25    0     0    0
60  Other Tinel                                   85/325/125    0/32.5/125      65/125          25    0     0    0
61
62
63  Quarter P+4 Forecast:
64  Tinel-Lock                                                         100         100          10    0   100  100
65  Other Tinel                                                        100         100          10    0   100  100
66  Required Take:
67  Tinel-Lock                                                 95/32.5/125   95/65/125      6.5/25    0     0    0
68  Other Tinel                                                85/32.5/125   85/65/125      6.5/25    0     0    0
69
70
71  Quarter P+5 Forecast
72  Tinel-Lock                                                                     100         500    0   200  100


73  Other Tinel                                                                    100         500    0    50  100
74  Required Take:
75  Tinel-Lock                                                               95/65/125  475/6.5/25    0    50    0
76  Other Tinel                                                              85/65/125  425/6.5/25    0  12.5    0
77
78  The rolling forecast delivery and minimum take requirements continue for the duration of the contract.
===================================================================================================================================

                                  Page 3 of 3